As filed with the Securities and Exchange Commission on July 29, 1997


                                                 Securities Act File No. 2-96612
                                        Investment Company Act File No. 811-4269
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|
                           Pre-Effective Amendment No.                    |_|

                         Post-Effective Amendment No. 13                  |X|

                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|

                                Amendment No. 14                          | |

                        (Check appropriate box or boxes)

                                 ---------------

                         Nomura Pacific Basin Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

           180 Maiden Lane
         New York, New York                                      10038
(Address of Principal Executive Offices)                       (Zip Code)

        Registrant's Telephone Number, including Area Code (212) 509-8181


                                 John F. Wallace

                         Nomura Pacific Basin Fund, Inc.
                      180 Maiden Lane, New York, N.Y. 10038
                     (Name and Address of Agent for Service)

                                 ---------------

                                    Copy to:
                                Brown & Wood LLP
                             One World Trade Center
                              New York, N.Y. 10048
                       Attention: John A. MacKinnon, Esq.

It is proposed that this filing will become effective (check appropriate box):

   |X| immediately upon filing pursuant to paragraph (b)
   |_| on (date) pursuant to paragraph (b)
   |_| 60 days after filing pursuant to paragraph (a)(1)
   |_| on (date) pursuant to paragraph (a)(l)
   |_| 75 days after filing pursuant to paragraph (a)(2)
   |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

   |_| this post-effective amendment designates a new effective date |_| for a previously filed post-effective amendment.

                                 ---------------

     The Registrant has registered an indefinite number of shares of Common Stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Pursuant to paragraph (b)(2) of Rule 24f-2 under the Investment Company Act, the Registrant was not required to file a Rule 24f-2 Notice for its most recent fiscal year because no shares of Common Stock were sold during such fiscal year in reliance upon registration pursuant to such Rule.

================================================================================

                         NOMURA PACIFIC BASIN FUND, INC.

                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET


 N-IA Item No.                                                 Location
 ------------                                                  --------

PART A

   Item  1.  Cover Page ....................................   Cover Page
   Item  2.  Synopsis ......................................   Fee Table
   Item  3.  Condensed Financial Information ...............   Financial Highlights;
                                                                 Additional Information
   Item  4.  General Description of Registrant .............   Investment Objective and Policies;
                                                                 Additional Information
   Item  5.  Management of the Fund ........................   Management of the Fund;
                                                                 Additional Information
   Item 5A.  Management's Discussion of Fund Performance ...   Not Applicable
   Item  6.  Capital Stock and Other Securities ............   Additional Information
   Item  7.  Purchase of Securities Being Offered ..........   Purchase of Shares; Additional Information
   Item  8.  Redemption or Repurchase ......................   Redemption of Shares
   Item  9.  Pending Legal Proceedings .....................   Not Applicable

PART B
   Item 10.  Cover Page.....................................   Cover Page
   Item 11.  Table of Contents .............................   Back Cover Page
   Item 12.  General Information and History................   Not Applicable
   Item 13.  Investment Objectives and Policies ............   Investment Objective and Policies
   Item 14.  Management of the Fund ........................   Management of the Fund
   Item 15.  Control Persons and Principal
               Holders of Securities .......................   Not Applicable
   Item 16.  Investment Advisory and Other Services ........   Management of the Fund; General Information
   Item 17.  Brokerage Allocation and Other Practices ......   Portfolio Transactions and Brokerage
   Item 18.  Capital Stock and Other Securities ............   General Information--Description of Shares
   Item 19.  Purchase, Redemption and Pricing of Securities
               Being Offered ...............................   Determination of Net Asset Value; Purchase
                                                                 of Shares; Redemption of Shares
   Item 20.  Tax Status ....................................   Dividends, Distributions and Taxes
   Item 21.  Underwriters ..................................   Purchase of Shares
   Item 22.  Calculation of Performance Data................   Performance Data
   Item 23.  Financial Statements ..........................   Financial Statements

PART C
     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

                         Nomura Pacific Basin Fund, Inc.
                    180 Maiden Lane, New York, New York 10038        [LOGO]
                          (Telephone: (l-800) 833-0018)

================================================================================

     Nomura Pacific Basin Fund, Inc. (the "Fund") is a no-load, open-end diversified management investment company seeking long-term capital appreciation primarily through investments in equity securities of corporations domiciled in Japan and other Far Eastern and Western Pacific ("Pacific Basin") countries. The Fund contemplates that under normal conditions at least 70% of its assets will consist of equity securities of Pacific Basin issuers and that a substantial portion of its assets will be invested in securities of Japanese corporations. Investments on an international basis involve certain special considerations and risks. See "Investment Objective and Policies--Special Considerations and Risks".

     Nomura Capital Management, Inc. acts as the Manager for the Fund. Nomura Investment Management Co., Ltd. and Nomura Capital Management (Singapore) Limited act as Investment Advisers for the Fund. The Manager and the Investment Advisers are affiliated with The Nomura Securities Co., Ltd., Tokyo, Japan.

================================================================================

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================

     Shares of the Fund are being offered at a price equal to the net asset value per share next determined after receipt of the order, without sales charge. The minimum initial investment is $1,000, and there is no minimum subsequent investment. Shares may be redeemed at any time at net asset value as described herein. See "Purchase of Shares" and "Redemption of Shares".

================================================================================

     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, bearing the same date as this Prospectus, which information is incorporated herein by reference and is available without charge upon request by calling or writing the Fund at the above telephone number or address.

                    Nomura Capital Management, Inc.--Manager
           Nomura Investment Management Co., Ltd.--Investment Adviser
        Nomura Capital Management (Singapore) Limited--Investment Adviser
               Nomura Securities International, Inc.--Distributor


                                  July 29, 1997

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Manager, the Investment Advisers or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                               ------------------


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Fee Table................................................................      3
Financial Highlights.....................................................      4
Investment Objective and Policies........................................      5
    Investment Restrictions .............................................      7
    Special Considerations and Risks ....................................      7
Management of the Fund ..................................................      9
    Board of Directors ..................................................      9
    Management and Investment Advisory Arrangements .....................      9
Purchase of Shares ......................................................     11
    Through Securities Brokers and Dealers ..............................     11
    By Mail .............................................................     11
    By Telephone ........................................................     11
    By Bank Wire ........................................................     12
    General..............................................................     12
Redemption of Shares ....................................................     13
    By Mail..............................................................     13
    By Telephone.........................................................     13
    Repurchase...........................................................     14
Dividends, Distributions and Taxes ......................................     14
Additional Information ..................................................     16
    Determination of Net Asset Value ....................................     16
    Portfolio Transactions and Brokerage ................................     17
    Shareholder Services ................................................     17
    Organization of the Fund ............................................     17
    Performance Data ....................................................     18
    Shareholder Inquiries ...............................................     18

                                    FEE TABLE

Shareholder Transaction Expenses
      Maximum Sales Charge Imposed on Purchases
           (as a percentage of offering price)......................     None
      Maximum Sales Charge Imposed on Dividend Reinvestments
           (as a percentage of offering price)......................     None
      Redemption Fees...............................................     None
      Exchange Fee..................................................     None

Annual Fund  Operating  Expenses (as a percentage of average net assets) for the year ended March 31, 1997:
      Management Fees...............................................    0.75%(a)
      12b-1 Fees  ..................................................     None(b)
      Other Expenses
      Custodian Fees .......................................   0.29%
      Shareholder Servicing Costs ..........................   0.19%(c)
      Other.................................................   0.98%
          Total Other Expenses (as a percentage of
              average net assets) ..................................    1.46%
                                                                        -----
Total Fund Operating Expenses ......................................    2.21%
                                                                        =====

------------
(a)  See   "Management  of  the   Fund--Management   and   Investment   Advisory
     Arrangements"--page 9.
(b)  See "Purchase of Shares--General--Distribution Plan"--page 13.
(c)  See "Shareholder Services"--page 17.

Example:

                                                         Cumulative Expense Paid for the Period of:
                                                       ------------------------------------------------
                                                       1 year       3 years      5 years      10 years
                                                       ------       ------       ------        -------

An investor would pay the following expenses
   on a $ 1,000 investment assuming an
   operating expense ratio of 2.21% and
   a 5% annual return throughout the period........      $22          $69         $118           $254


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. The Example should not be considered a representation of past or future expenses or annual rate of return, and actual expenses and annual rate of return may be more or less than those assumed for purposes of the Example.

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been examined in conjunction with the audits of the financial statements of the Fund for each of the periods noted by Price Waterhouse LLP, independent accountants. Financial statements and the report of Price Waterhouse LLP for the year ended March 31, 1997 are included in the Statement of Additional Information, copies of which may be obtained by shareholders as noted on the Prospectus cover page. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.


     Selected per share data and ratios for a share of common stock outstanding throughout each period:

                                                          For the Year Ended March 31,

                           ------------------------------------------------------------------------------------------
                            1997      1996      1995     1994      1993     1992      1991     1990     1989    1988
                            ----      ----      ----     ----      ----     ----      ----     ----     ----    ----
Net asset value, beginning
   of period ............  $16.52    $15.07   $18.07    $14.33   $12.49    $15.19   $15.36    $19.15   $20.59  $24.20
                           ------    ------   ------    ------   ------    ------   ------    ------   ------  ------
Income from investment
   operations:
   Net investment income
     (loss)..............    (.14)+   (0.04)+  (0.0l)+   (0.01)+   0.00+     0.00+    0.04      0.08     0.03    0.06+
   Net realized and
     unrealized gain (loss)
     on investments and
     foreign currencies..    (.87)+    2.07+   (0.74)+    4.03+    1.87+    (1.84)+   2.53      0.20    (0.21)   6.87+
                           ------    ------   ------    ------   ------    ------   ------    ------   ------  ------
   Total from investment
     operations..........   (1.01)+    2.03+   (0.75)+    4.02+    1.87+    (1.84)+   2.57      0.28    (0.18)   6.93+
Distributions to
   shareholders from:
  Net investment income..   (0.28)       --      --      (0.05)   (0.02)    (0.01)   (0.04)    (0.10)   (0.05)  (0.08)
   Net realized capital
     gains...............   (1.47)    (0.58)   (2.25)    (0.21)   (0.0l)    (0.85)   (2.70)    (3.97)   (1.21) (10.46)
   In excess of net
     investment income...      --       --       --      (0.02)     --        --       --        --       --      --
                           ------    ------   ------    ------   ------    ------   ------    ------   ------  ------
Total distributions......   (1.75)    (0.58)   (2.25)    (0.28)   (0.03)    (0.86)   (2.74)    (4.07)   (1.26) (10.54)
                           ------    ------   ------    ------   ------    ------   ------    ------   ------  ------
Net asset value, end

   of period.............  $13.76    $16.52   $15.07    $18.07   $14.33    $12.49   $15.19    $15.36   $19.15  $20.59
                           ======    ======   ======    ======   ======    ======   ======    ======   ======  ======
Total investment return..    (6.9%)    13.7%    (4.2%)    28.2%    15.0%    (12.9%)   17.4%     (1.7%)   (0.9%)  35.3%
Ratio to average net
   assets/supplemental
   data:
  Net assets, end of
     period (in 000)..... $22,128   $34,022   42,684    55,060   46,095    43,203   54,274    53,933   73,169  94,786
   Operating expenses....    2.21%     1.78%    1.38%     1.39%    1.51%     1.46%    1.42%     1.32%    1.25%   1.22%
   Net investment income.   (0.87%)   (0.28%)  (0.07%)   (0.10%)   0.01%     0.00%    0.28%     0.40%    0.07%   0.28%
   Portfolio turnover....      62%       45%      49%       76%      55%       41%      76%       46%      37%     61%
Average commission
   per share paid on
   equity transactions*.. $0.0146

----------------
+    Based on average shares outstanding.


* For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for equity security trades on which commission is charged.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


     The Fund is designed for United States investors seeking diversification of investments by participating in the economies of Pacific Basin countries. The investment objective of the Fund is to seek long-term capital appreciation primarily through investments in equity securities of corporations domiciled in Pacific Basin countries including Japan, Australia, China, Hong Kong, Indonesia, Malaysia, New Zealand, Singapore, South Korea, Taiwan, Thailand and the Philippines. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. The Fund may, however, for defensive purposes as described below invest in non-convertible fixed income securities denominated in currencies of Pacific Basin countries and in United States dollars. The investment objective described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval by the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will realize its objective.


     The Fund anticipates that under normal conditions at least 70% of its assets will consist of Pacific Basin corporate securities, primarily common stock and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. It is expected that the Fund's investment in securities of Japanese corporations will constitute a substantial part of its assets under normal circumstances due to the size and liquidity of the Japanese market and the availability of investment alternatives.

     Over the past few decades to the present, certain foreign economies, especially in the Pacific Basin region, have grown faster than the United States' economy, and the return on equity investments in these markets has often been superior to similar investments in the United States. The securities markets of the Pacific Basin region have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. To the extent the various markets move independently, total portfolio volatility tends to be reduced when the various markets are combined into a single portfolio. A low correlation may, however, reduce the gains the Fund might otherwise derive from movements in a particular market. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains or losses in a particular securities market may be affected by changes in exchange rates.

     The Fund will attempt to maximize opportunity and reduce risk by investing in a diversified portfolio of companies in different stages of development. Portfolio companies will range from large, well-established companies to medium-sized companies and smaller, less seasoned companies in an earlier stage of development.

     Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during a period when such disposition is not otherwise desirable or to make many small sales over a lengthy period of time. However, the Fund has adopted an investment restriction pursuant to which it may not invest in securities which are subject to restrictions on resale, or which are not otherwise readily marketable, if as a result more than 5% of its total assets would be invested in such securities. See "Investment Objective and Policies" in the Statement of Additional Information.

     Although there can be no assurance that the conditions described above will continue in the future, or that Nomura Capital Management, Inc. (the "Manager") will be able to identify and invest in companies participating in the faster growing foreign economies and markets, the Manager believes that investment in foreign securities offers significant potential for prospective long-term capital appreciation and an opportunity to achieve effective investment diversification. The investment program of the Fund has been developed in light of these beliefs.

     Among the countries in the Far East, direct investments in listed securities in certain countries by non-residents have historically been limited, due to limitations set by the respective governments. The Fund may invest in the shares of investment companies organized to invest in such markets subject to the provisions of the Investment Company Act of 1940 and the policies and review of the Board of Directors of the Fund. The applicable limitations under the Investment Company Act of 1940 are discussed under "Investment Objective and Policies" in the Statement of Additional Information.

     If the Fund purchases securities of other investment companies, the management fee paid by the Fund to the Manager will be proportionately reduced to reflect the amount of management or other investment advisory fees paid by such investment companies attributable to the value of the Fund's investment in such companies.

     Subject to policies and review of, and overall control by, the Board of Directors of the Fund, the allocation of the Fund's assets among the various securities markets in the Pacific Basin countries will be determined by the Manager. In making the allocation of assets among the securities markets, the Manager will consider such factors as technological developments in the various countries, the condition and growth potential for the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the securities markets in which its assets will be invested, and may increase the proportion of assets invested in United States Government and money market securities.

     As indicated above, the Fund anticipates that under normal conditions at least 70% of its assets will consist of Pacific Basin corporate securities, primarily equity securities. The Fund reserves the right as a defensive measure to invest in non-convertible fixed income securities denominated in currencies of Pacific Basin countries and in United States dollars. (For this purpose, investments made for defensive purposes will be maintained only during periods in which the Manager, subject to review by the Board of Directors, determines that economic or financial conditions are adverse for holding equity securities of Pacific Basin corporate issuers.) Securities held for defensive purposes, which include non-convertible preferred stock, debt securities, government securities issued by United States and Pacific Basin countries and money market securities, may be held in such proportions as, in the opinion of the Manager, prevailing market or economic conditions warrant. Debt securities that may be held by the Fund include Euro-yen securities, which are debt securities denominated in Japanese yen issued in the Euromarket. The Fund may also hold cash (in United States dollars or Pacific Basin currencies) or short-term securities denominated in such currencies to provide for redemptions; it is not expected that such reserve for redemptions will exceed 10% of the Fund's assets.

     Money market securities which may be held for defensive purposes or to provide for redemptions include short-term corporate or government obligations and bank certificates of deposit. The Fund may invest in securities subject to repurchase agreements with banks and securities firms, which are instruments under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The underlying securities will be limited to those which otherwise qualify for investment by the Fund. In addition, the Fund will require the seller to provide additional securities to it if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the underlying securities. The Fund will not enter into repurchase agreements maturing in more than seven days.

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, typically by banking institutions in London and Brussels, which evidence a similar ownership arrangement. GDRs are receipts issued globally, typically by banking institutions, and evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and Europe and are designed for use throughout the world.

Investment Restrictions

     The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940. Among the more significant restrictions, the Fund may not:

     --Invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities or with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country which is a member of the Organization for Economic Co-operation and Development.

     --Invest in the securities of a single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer.

     --Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry.

Nothing in the foregoing restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will no longer be a diversified investment company as defined in the Investment Company Act of 1940 or fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended.

Special Considerations and Risks

     Investing on an international basis involves certain considerations and risks which are not typically associated with investing in United States securities. Since the Fund will invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates will affect the values of the Fund's portfolio securities and the unrealized appreciation or depreciation of investments. Foreign corporations are not generally subject to uniform accounting, auditing and financial reporting standards, or to practices and requirements comparable to those applicable to United States corporations. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. In addition, there maybe the possibility of expropriation of assets, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. Moreover, certain foreign economies may also differ adversely from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Many of the securities held by the Fund will not be registered with the Securities and Exchange Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about foreign companies and governments compared to reports and ratings published about United States companies. Although many foreign financial markets have grown in volume of trading activity, securities of some foreign companies are less liquid and their prices more volatile than securities of comparable United States companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been periods when settlements have been unable to keep pace with the volume of securities transactions. The inability to make intended purchases or dispositions of securities due to settlement problems could result in losses to the Fund.

     The Fund has authority to deal in forward foreign exchange contracts between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund arising from the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions. The Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline, and it precludes the opportunity for gain if the value of the hedged currency should rise. Risks associated with transactions in forward foreign exchange contracts are discussed more fully in the Statement of Additional Information.

     The Fund may from time to time lend securities from its portfolio, with a market value not exceeding 10% of its total assets at the time of the loan, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government or its instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund will receive income on both the loaned securities and the collateral or on the investment of any cash received as collateral and thereby increase its yield. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in domestic securities since the expenses of the Fund, such as custodial costs and advisory fees, are higher.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Board of Directors

     The Board of Directors of the Fund consists of six individuals, four of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940. The Directors of the Fund are responsible for the overall supervision of the Fund and perform the various duties imposed on the directors of investment companies under the Investment Company Act of 1940. The Directors of the Fund are also directors of Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc. and Korea Equity Fund, Inc., closed-end, non-diversified investment companies also managed by the Manager and advised by Nomura Investment Management Co., Ltd.

     The Directors of the Fund are as follows:

     WILLIAM G. BARKER, JR.--Consultant to the television industry since 1991. Senior Vice President and Chief Financial Officer of The CBS/Fox Company from 1982 to 1991.

     GEORGE H. CHITTENDEN--Director of Bank Audi (USA).


     HARUO SAWADA--President and Director of the Manager since 1997. General Manager of Nomura Investment Management Co., Ltd. from 1994 to 1996. Vice President and later Senior Vice President of the Manager from 1986 to 1994.


     CHOR WENG TAN--Managing Director for Education, The American Society of Mechanical Engineering since 1991; Dean, School of Engineering, The Cooper Union from 1975 to 1987. Director of Tround International, Inc.

     ARTHUR R. TAYLOR--President of Muhlenberg College since 1992. Dean of the Faculty of Business of Fordham University from 1985 to 1992. Chairman of Arthur
R. Taylor & Co. (investment firm). Director of Pitney Bowes Inc. and Louisiana Land & Exploration Company.

     JOHN F. WALLACE--Senior Vice President of the Manager since 1981, Secretary since 1976, Treasurer since 1984 and Director since 1986. Senior Vice President of Nomura Securities International, Inc. since 1978.

Management and Investment Advisory Arrangements


     Nomura Capital Management, Inc. (the "Manager") acts as the management company for the Fund. The Manager, a New York corporation with its office located at 180 Maiden Lane, New York, New York 10038, is a wholly-owned subsidiary of Nomura Investment Management Co., Ltd. The Manager also provides global investment advisory services, primarily with respect to Japanese and other Pacific Basin securities, for United States institutional clients. The Manager also acts as one of the investment advisers to six other investment companies, three of which are registered investment companies.

     It is anticipated that NIMCO will merge with and into The Nomura Securities Investment Trust Management Co., Ltd. ("NSITM"), an Affiliate of Nomura, on or about October 1, 1997. Concurrently, the Manager will merge with a subsidiary of NSITM. The Fund expects that a meeting of its shareholders will be held in late September 1997 for shareholders to consider the approval of new agreements to be entered into by the Fund with the successor entities to the Manager, NIMCO and NCM-Singapore. The new agreements will not alter the rate of management compensation presently payable by the Fund or the services provided to the Fund.


     Under its management agreement with the Fund (the "Management Agreement"), the Manager agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, the Manager is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. The Manager is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

     Pursuant to the Management Agreement, the Manager has retained Nomura Investment Management Co., Ltd. ("NIMCO") and Nomura Capital Management (Singapore) Limited ("NCM-Singapore") to act as investment advisers for the Fund and Nomura Securities International, Inc. ("NSI") to provide administrative services for the Fund. NIMCO and NCM-Singapore are referred to together as the "Investment Advisers".


     Investment Advisory Agreements. Pursuant to the Investment Advisory Agreement between the Manager and NIMCO, NIMCO has agreed to furnish the Manager with advice as to the allocation of the Fund's assets among various Pacific Basin markets in which the Fund may invest. NIMCO will also provide economic research, securities analysis and investment recommendations and will review and render investment advice with respect to issuers of securities domiciled or based in Japan and certain other Pacific Basin countries. NIMCO will not be responsible for the actual portfolio decisions of the Fund. NIMCO, a Japanese corporation with its principal office located at 1 - 12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan provides investment advisory services for Japanese and international clients. NIMCO, together with its affiliates, had approximately $30 billion in assets under management as of March 31, 1997. NIMCO is a subsidiary of Nomura Research Institute ("NRI") and an affiliate of The Nomura Securities Co., Ltd. ("Nomura"), the largest securities firm in Japan. NRI is a diversified research organization which undertakes business consulting, economic and social research, investment research and other projects for a variety of Japanese and international clients.


     Pursuant to the Investment Advisory Agreement between the Manager and NCM-Singapore, NCM-Singapore has agreed to furnish the Manager with economic research, securities analysis and investment recommendations with respect to securities of companies domiciled or based in Pacific Basin countries other than Japan. NCM-Singapore will not be responsible for the actual portfolio decisions of the Fund. NCM-Singapore, a Singapore corporation with its principal office located at 6 Battery Road, Singapore 049909, provides investment advisory services relating to Pacific Basin securities to institutional clients, including pension and profit sharing plans. NCM-Singapore is a wholly-owned subsidiary of NIMCO.


     Mr. Haruo Sawada, President of the Fund and President of the Manager, is primarily responsible for the day-to- day management of the portfolio of the Fund. Mr. Sawada has held such responsibilities for the Fund since 1997 and has served as President of the Manager since 1997.


     Administrative Agreement. The Administrative Agreement between the Manager and NSI obligates NSI to assist the Manager in administering shareholder accounts and handling shareholder relations at its expense on behalf of the Manager. NSI, a New York corporation with its principal office located at 2 World Financial Center, New York, New York 10281, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a wholly-owned subsidiary of Nomura Holding America Inc., a Delaware corporation that is a subsidiary of Nomura.


     Compensation and Expenses. As compensation for its services to the Fund, the Manager will receive a monthly fee, computed daily, at the annual rate of
0.75 of 1% of the value of the Fund's average daily net assets. This fee is higher than that paid by many investment companies. For the year ended March 31, 1997, the Fund paid or accrued fees to the Manager of $245,892. At June 30, 1997, the net assets of the Fund aggregated approximately $24.4 million. At this net asset level, the annual management fee would be approximately $183,000. For services performed under the Investment Advisory Agreements and the Administrative Agreement, NIMCO, NCM-Singapore and NSI will receive monthly fees from the Manager at the annual rates of 0.26125 of 1%, 0.0275 of 1% and 0.10 of 1%, respectively, of the average daily net assets of the Fund. For the year ended March 31, 1997, NIMCO, NCM-Singapore and NSI received $73,734, $7,761 and $28,224, respectively, from the Manager. As set forth under "Purchase of Shares--Distribution Plan", the Fund has adopted a Distribution Plan which authorizes NSI to utilize its administrative compensation for distribution activities.

     The Fund pays certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, unaffiliated directors' fees and expenses, custodian and transfer agency fees, costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. For the year ended March 31, 1997, the ratio of expenses to average daily net assets was 2.21%.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     The Fund's shares may be purchased as described below at a public offering price equal to the net asset value next determined after receipt of the purchase order by NSI or the Fund's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), without a sales charge. If purchase orders are not received by NSI or the Transfer Agent prior to 4:00 p.m., New York time, such orders will be deemed received on the next business day. The Fund has established a minimum initial investment of $1,000. There is no minimum subsequent investment. Any order may be rejected by NSI or the Fund.

Through Securities Brokers and Dealers

     NSI is the principal underwriter of the Fund's shares. Shares may be purchased directly from NSI, or from securities brokers and dealers which have entered into agreements with NSI. Such securities firms may impose a charge to the investor for their services. Such fees and services may vary in amount among securities brokers and dealers, who may impose higher initial or subsequent investment requirements than those established by the Fund.

     Order numbers are assigned to telephone purchase orders in order to distinguish payment for those purchase orders from mail purchase orders. If a securities broker or dealer who utilizes the telephone purchase order service fails to include the order number on the payment for such purchase order, the securities broker or dealer should be aware that the Fund may treat this as a separate and additional purchase order. If such an event occurs, resulting from the securities broker's or dealer's failure to include the order number assigned to the purchase order, the securities broker's or dealer's account will be charged for any loss incurred from the cancellation of the purchase order. In the event the securities broker's or dealer's account balance is insufficient to cover the loss, the Manager will reimburse the Fund for the difference.

By Mail

     Shares of the Fund may be purchased at the per share net asset value by sending a completed purchase order to the Transfer Agent, State Street Bank and Trust Company, accompanied by a check payable to Nomura Pacific Basin Fund, Inc. in payment for shares. Purchase orders sent to the Fund will be forwarded to the Transfer Agent, and will not be effective until received by the Transfer Agent. Subsequent purchases by mail (no minimum) may be made by sending to the Transfer Agent the stub from the shareholder statement with the shareholder's full name and account number along with a check payable to Nomura Pacific Basin Fund, Inc. The Fund will not accept mail orders without payment enclosed, nor will the Fund accept a conditional purchase order.

By Telephone (ONLY FOR INVESTORS WHO HAVE MADE A WRITTEN ELECTION TO DO SO--SEE "GENERAL" BELOW)

     Subsequent investments may be made by telephone (only for accounts coded for ACH purchases) by calling the Transfer Agent at (800) 680-1836. Telephone purchase orders from existing shareholders may be placed in a minimum amount of $ 1,000 or such lower amount as may be established by the Board of Directors. Telephone orders will be taken in dollar amounts only, for full and fractional shares. If there are insufficient funds in the shareholder's bank account, the transaction will be canceled and the shareholder will be responsible for any loss the Fund incurs. The Fund may redeem shares from an existing shareholder account as reimbursement for any loss incurred. The Fund may prohibit or restrict all future purchases in the Fund in the event of non-payment of such shares. For assistance, shareholders should call the Transfer Agent at (800) 680-1836.

     Accuracy of Investor Account Information. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. ASSUMING PROCEDURES SUCH AS THE ABOVE HAVE BEEN FOLLOWED, NEITHER STATE STREET BANK AND TRUST COMPANY, THE FUND'S TRANSFER AGENT, NOR THE FUND WILL BE LIABLE FOR ANY LOSS, COST, OR EXPENSE FOR ACTING UPON AN INVESTOR'S TELEPHONE INSTRUCTIONS. THE FUND SHALL HAVE AUTHORITY, AS THE INVESTOR'S AGENT, TO REDEEM SHARES IN THE INVESTOR'S ACCOUNT TO COVER ANY SUCH LOSS. As a result of this policy, the investor will bear the risk of any loss unless the Fund has failed to follow procedures such as the above.

By Bank Wire

     Shares of the Fund may be purchased by domestic or overseas bank wire. The wire order must contain registration instructions (i.e. full name of account registration and the account number). For new accounts, a completed application must be forwarded, via facsimile mail, to the Transfer Agent at (617) 774-2796. Upon transmission of the application, the investor must contact the Transfer Agent to obtain an account number and pertinent wire instructions. Shareholders opening an account must telephone in advance to obtain a new account number. The name of the Fund must appear on the wire for proper credit. The investor must have the bank wire transmitted to the Transfer Agent, State Street Bank and Trust Company, ABA No. 011000028, for credit to Boston Financial Data Services, Inc. A/C No. 99029944 further credit (Nomura/Shareholder's Account Number and name). Wires received by the Transfer Agent will be executed at the Fund's net asset value per share as next determined after receipt of the wired funds. (The tax identification number will not be certified until an original Form W-9 is received by the Transfer Agent.) For assistance the shareholder should call the Transfer Agent at (800) 680-1836.

General

     After an initial investment, a shareholder may participate in the telephone purchase and redemption service only by making a written election to do so. The election may be on the initial application form or by writing to the Fund, with the shareholder's signature guaranteed. A shareholder who wants to change any telephone service option previously elected may do so by filing with Fund a letter with instructions.

     All purchases made by check should be in U.S. dollars and made payable to Nomura Pacific Basin Fund, Inc., or State Street Bank and Trust Company. Third party checks which are payable to an existing shareholder of Nomura Pacific Basin Fund, Inc. and endorsed over to the Fund or State Street Bank and Trust Company will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

     If payment for any purchase order is not received by the Fund or the Transfer Agent, as specified herein, or if the investor's check is not honored upon presentment, the order is subject to cancellation by the Fund, and the purchaser's existing account with the Fund immediately will be charged for any loss incurred.

     Each subscriber will be sent a Confirmation Advice in lieu of a stock certificate reflecting full and fractional shares purchased, unless a stock certificate is specifically requested in writing by all registered owners of such shares with their signatures guaranteed. It is recommended to all shareholders that a stock certificate not be requested unless needed for a specific purpose. This eliminates the trouble and expense of safeguarding the stock certificates and the cost of a lost instrument bond in the event of loss or destruction.

     The Fund reserves the right to discontinue the acceptance of telephone orders, without notice, and to waive minimum purchase requirements at its discretion. The Fund may also decline to accept any purchase when, in its judgment, acceptance would not be to the advantage or in the best interests of existing shareholders and may, on a case-by-case basis, prohibit or restrict purchase of its shares by an investor whose activity it deems excessive.


     A new account application can be obtained by calling (800) 833-0018.

     Distribution Plan. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act which authorizes NSI to utilize its administrative fee to finance sales and promotional activities. These activities and services relate to the sale, promotion and marketing of shares of the Fund, and the Plan permits NSI to compensate salesmen and dealers who sell shares of the Fund.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     Shares of the Fund may be redeemed at any time for cash at the net asset value per share next determined after the request for redemption is received in proper form by the Transfer Agent.

By Mail

     A shareholder wishing to redeem shares by mail may do so by tendering the shares directly to the Transfer Agent, State Street Bank and Trust Company, P.O. Box 8500, Boston, Massachusetts 02266-8500. If shares are held in non-certificate form, a written request for redemption signed by the shareholder(s) exactly as the account is registered is required. If certificates are held by the shareholder(s), the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order to be redeemed. The certificates may be signed either on their reverse side or on a separate stock power. Any signature appearing on a redemption request, share certificate or stock power must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Additional documentation may be required for redemptions made by corporations, executors, administrators, trustees or guardians. Redemption payments will be mailed within seven days of receipt of a redemption request in proper form by the Transfer Agent.

     If the Fund is requested to redeem shares for which it has not yet received good payment, the Fund may delay or cause to be delayed the mailing of a redemption check until it has assured itself that good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of the shares. In the case of purchases by check, it may take up to 10 days to ascertain whether good payment has been received.

By Telephone

     In order to utilize the procedure for redemption by telephone, a shareholder previously must have elected this procedure in writing, the shareholder's account must have been opened previously by the shareholder and be reflected as such in the computer records of the Transfer Agent, the stock certificate for shares being redeemed must be held by the Transfer Agent, and the redemption proceeds must be transmitted directly to the shareholder's predesignated account at a domestic bank. A shareholder may elect at any time to use the telephone redemption service. Redemption requests must be received by the Transfer Agent prior to 4:00 p.m., New York time, on any business day. For assistance the shareholder should call the Transfer Agent at (800) 680-1836.

     When utilizing the telephone redemption service, the shareholder must give the full name, number of shares to be redeemed and account number or the redemption request will not be processed.

     Shareholders should understand that with the telephone redemption option, they may be giving up a measure of security that they might otherwise have if they were to redeem their shares in writing. The Fund will employ procedures it considers reasonable to confirm that redemption instructions communicated by telephone are genuine. Assuming that the Fund's procedures are followed, neither the Fund nor the Transfer Agent will be liable for any loss or expenses resulting from acting on telephonic redemption instructions. In addition, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired.

     The Fund reserves the right to change or discontinue without prior notice telephone service for redemption requests.

Repurchase

     The Fund will also repurchase shares which are presented by wire or telephone from a shareholder's listed securities dealer. The repurchase price is the net asset value per share next determined after the repurchase order is received. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund; however, securities dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Repurchase orders received by dealers prior to the close of business on the New York Stock Exchange on the day received will be priced at the net asset value next computed after receipt of the order by the dealer. It is the responsibility of dealers to transmit such repurchase requests to NSI or the Transfer Agent not later than 4:00 p.m., New York time, in order to obtain that day's applicable redemption price.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


     It is the Fund's intention to distribute substantially all of its net investment income, if any, in dividend payments declared at least annually. All net realized long-term or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. Dividends and distributions will be automatically reinvested in shares of the Fund at net asset value, without a sales charge, unless the shareholder elects in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.


     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together, referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares, and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even if they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in October, November or December of the previous year to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, directly, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.


     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to elect to "mark-to-market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted tax basis. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset).

     A loss realized on a sale of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Determination of Net Asset Value

     The Fund's net asset value per share is determined once daily after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), on each day during which the New York Stock Exchange is open for trading.

     The Fund's net asset value per share is computed by dividing the sum of the market value of the securities held by the Fund plus any cash and other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

     Portfolio securities, including ADR's or EDR's which are traded on stock exchanges, are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. During periods when one or more securities exchanges are closed for holidays and the New York Stock Exchange is open, securities traded on such exchanges will be valued on the basis of their last sale price on the relevant exchange unless management of the Fund believes that such prices are not representative of the current value of the securities. Securities traded in the over-the-counter market are valued at the last available bid price in such market prior to the time of valuation. Any assets or liabilities expressed in terms of foreign currencies are translated into United States dollars at the prevailing market rates quoted by State Street Bank and Trust Company at the time.

     Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

Portfolio Transactions and Brokerage


     In executing portfolio transactions, the Manager will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager will generally seek reasonably competitive commission rates, the Fund will not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. The Fund contemplates that, consistent with its policy of obtaining best net results, brokerage transactions may be conducted through Nomura and other affiliates of the Manager, and the amount of such transactions may be significant. As of the date of this Prospectus, the Manager and NIMCO have determined not to place any brokerage transactions with Nomura in light of certain allegations by the Ministry of Finance of Japan of unlawful loss compensation by Nomura. The Manager and NIMCO reserve the right to change this determination in the future at their discretion. The Manager and NIMCO have each informed the Fund that neither of them had any involvement in the transactions in which violations of Japanese law have been claimed. Fixed commissions are charged on the securities exchanges of Japan and certain other Pacific Basin countries. Such fixed commissions are generally higher than negotiated commissions on comparable United States transactions. For the year ended March 31, 1997, Nomura and its affiliates earned $5,943 of the aggregate commissions of $235,409 incurred by the Fund.


Shareholder Services

     The Fund offers a number of shareholder services and investment plans designed to facilitate investment in its shares. Full details as to each of such services can be obtained from the Fund or NSI.

     Investment Account. An Investment Account is established by the Transfer Agent for each shareholder. The shareholder will receive statements with respect to share transactions showing the activity in the shareholder's Investment Account since the beginning of the year. Share certificates for full shares will be issued without charge upon the request of the shareholder to the Transfer Agent.

     Reinvestment of Dividends and Capital Gains Distributions. Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund. Such reinvestments will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution.
Shareholders may elect in writing to receive either their income dividends or gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

     Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

     Retirement Plans. Shares of the Fund may be purchased in connection with individual retirement accounts. Copies of plans to establish such accounts are available from First Trust Corporation (800) 525-2124.

     Capital gains and ordinary income received in retirement plans are generally exempt from federal taxation until distributed from the plans. However, as described under "Dividends, Distributions and Taxes", there may be foreign withholding taxes on dividends and interest received on portfolio securities which shareholders of the Fund can offset either by claiming a deduction, or, as the alternative, use as a foreign tax credit against their United States income taxes. However, because the retirement plans are exempt from United States income taxes, participants in such plans will not be able to offset such withholding taxes. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Organization of the Fund

     The Fund was incorporated under Maryland law on March 14, 1985. It is a diversified open-end investment company. All shares of Common Stock are of the same class. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Performance Data

     The Fund may from time to time include its average annual total return in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined in accordance with a formula specified by the Securities and Exchange Commission.

     Average annual total return quotations for the specified period will be computed by finding the average annual compounded rates of return (based upon net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

     The Fund's average annual total return will vary depending upon market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses, changes in foreign currency exchange rates and the amount of net capital gains or losses realized by the Fund during the period. An investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its average annual total return to various indices, including those comprised of Pacific Basin securities, and to performance data published by various sources, including that published by Lipper Analytical Services, Inc. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

Shareholder Inquiries

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

================================================================================

Manager

     Nomura Capital Management, Inc.
     180 Maiden Lane
     New York, New York  10038-4936

Investment Advisers


     Nomura Investment Management Co., Ltd.
     1-12-11, Nihonbashi, Chuo-ku,
     Tokyo 103, Japan


     Nomura Capital Management
         (Singapore) Limited
     6 Battery Road
     Singapore 049909

Distributor

     Nomura Securities International, Inc.
     2 World Financial Center
     New York, New York 10281-1198


Custodian and Shareholder Servicing Agent


     State Street Bank and Trust Company
     P.O. Box 8500
     North Quincy, Massachusetts 02171-8500

Counsel

     Brown & Wood LLP
     One World Trade Center
     New York, New York 10048-0557

Independent Accountants

     Price Waterhouse LLP
     1177 Avenue of the Americas
     New York, New York 10036-2798

================================================================================


================================================================================



                              Nomura Pacific Basin
                                   Fund, Inc.


                                     [LOGO]


                                   Prospectus




                                  July 29, 1997


================================================================================

STATEMENT OF ADDITIONAL INFORMATION
                                                                      [LOGO]
                        Nomura Pacific Basin Fund, Inc.
                   180 Maiden Lane, New York, New York 10038
                        (Telephone: (l-800) 833-0018)

================================================================================

     Nomura Pacific Basin Fund, Inc. (the "Fund") is a no-load, open-end diversified management investment company seeking long-term capital appreciation primarily through investments in equity securities of corporations domiciled in Japan and other Far Eastern and Western Pacific ("Pacific Basin") countries. Nomura Capital Management, Inc. acts as the Manager for the Fund. Nomura
Investment Management Co., Ltd. and Nomura Capital Management (Singapore) Limited act as the Investment Advisers for the Fund. The Manager and the Investment Advisers are affiliated with The Nomura Securities Co., Ltd.

================================================================================

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, bearing the same date as this Statement of Additional Information, which has been filed with the Securities and Exchange Commission and is available without charge upon request by calling or writing the Fund. This Statement of Additional Information has been incorporated by reference into the Prospectus

                    Nomura Capital Management, Inc.--Manager
           Nomura Investment Management Co., Ltd.--Investment Adviser
        Nomura Capital Management (Singapore) Limited--Investment Adviser
               Nomura Securities International, Inc.--Distributor


                                  July 29, 1997

INVESTMENT OBJECTIVE AND POLICIES
================================================================================

      The investment objective of the Fund is to seek long-term capital appreciation primarily through investments in equity securities of corporations domiciled in Japan and other Pacific Basin countries. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.


      While it is the policy of the Fund generally not to engage in trading for short-term gains, the Manager, subject to the overall supervision of the Board of Directors, will effect portfolio transactions without regard to holding periods, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or political conditions of a particular country. As a result of the investment policies of the Fund, under certain conditions the Fund's portfolio turnover may be higher than that of other investment companies; however, it is impossible to predict portfolio turnover rates. For Federal income tax purposes, however, the Fund is subject to the requirement that less than 30% of the Fund's gross income be derived from the sale or other disposition of securities held for less than three months. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual proceeds from sales or cost of purchases of portfolio securities (exclusive of purchases or sales of United States Government securities and of all other securities whose maturities at the time of acquisition were one year or less) by the monthly average market value of the securities in the portfolio during the year. The rates of portfolio turnover for the years ended March 31, 1995, March 31, 1996 and March 31, 1997 were 49%, 45% and 62%, respectively.


      As indicated in the Prospectus, the Fund may invest in shares of investment companies organized to invest in certain countries in which it would not be practicable for the Fund itself to invest because of limitations on foreign investment. Under the Investment Company Act of 1940, the Fund may not own more than 3% of the outstanding voting stock of an investment company or invest more than 10% of the Fund's total assets in the securities of investment companies. These investments are also subject to the Fund's investment restrictions set forth below.

      Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash basis, at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange contracts between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contact. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund arising from the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. Alternatively, no such segregation of funds need be made when the Fund "covers" its open positions. The position is considered "covered" if the Fund holds securities denominated in the currency underlying the forward contract having a value equal to or greater than the Fund's obligation under the forward contract. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Fund's management. The Fund will not enter into a forward contract with a term of more than one year.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline, and it precludes the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

      The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in United States dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

      The United States Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by United States investors such as the Fund. If such restrictions should be reinstated, it might become necessary for the Fund to invest all or substantially all of its assets in United States securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. If changes in the Fund's fundamental policies were deemed appropriate, they would be submitted to shareholders for their consideration.

Investment Restrictions

      In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of the majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

      1. Make investments for the purpose of exercising control of management.

      2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

      3. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interest therein.

      4. Purchase or sell commodities or commodity contracts, provided that this
restriction   shall  not  be  deemed  to  prohibit   forward  foreign   exchange
transactions.

      5. Purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position.

      6. Make loans to other persons (except as provided in (7) below); provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

      7. Lend its portfolio securities in excess of 10% of its total assets, taken at market value. Any such loans shall be made in accordance with the guidelines set forth below.

      8. Borrow amounts in excess of 10% of its total assets, taken at market value. Any such borrowings shall be made only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments or to exercise subscription rights.

      9. Mortgage, pledge, hypothecate or in any manner transfer (except as provided in (7) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value.

      10. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 5% of its total assets, taken at market value, would be invested in such securities.

      11. Underwrite securities of issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling its portfolio securities.

      12. Write, purchase or sell puts, calls or combinations thereof.

      13. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

      14. Invest in securities of issuers having a record, together with predecessors, of less than three years of continuous operations if more than 5% of its total assets, taken at market value, would be invested in such securities.

      Subject to investment restriction (7) above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the United States Government or its instrumentalities which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Such cash will be invested in short-term securities, which will increase the current income of the Fund. Such loans will not be for more than 30 days and will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable fees to persons affiliated with the Fund for services in arranging such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

      The Fund expects that a meeting of its  shareholders  will be held in late
September  1997  for   shareholders   to  consider  the  removal  of  investment
restrictions (10) and (14) above.

      Because  of the  affiliation  of  Nomura  Securities  International,  Inc.
("NSI"), the Fund's distributor, with the Fund, the Fund is prohibited from engaging in certain transactions with such company or its affiliates except for brokerage transactions permitted under the Investment Company Act of 1940 involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act of 1940. See "Portfolio Transactions and Brokerage". Without such an exemptive order, the Fund is prohibited from engaging in portfolio transactions with NSI or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act of 1933 in which such company or any of its affiliates participate as an underwriter or dealer.

      The Board of Directors has established the policy that the Fund will not purchase or retain the securities of any issuer if individual officers and directors of the Fund, Nomura Capital Management, Inc. (the "Manager"), Nomura Investment Management Co., Ltd., Nomura Capital Management (Singapore) Ltd. (the "Investment Advisers") or NSI who individually own beneficially more than one-half of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer. Portfolio securities of the Fund may not be purchased from, sold or loaned to The Nomura Securities Co., Ltd. ("Nomura") or its affiliates or any of their directors, officers or employees, acting as principal.

      The Fund has adopted a policy pursuant to which it will not invest in warrants if, at any time of acquisition, its investment in warrants, valued at the lower of cost of market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York or American Stock Exchanges. For purposes of this policy, warrants acquired by the Fund in units or attached to securities may be deemed to be without value. This policy may be amended without the approval of the Fund's shareholders.

      The investment restrictions set forth in the Prospectus contain an exception to limitations on the Fund's aggregate investment in a single issuer or single industry that permits the Fund to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company within the meaning of the Investment Company Act of 1940 or in a failure to meet certain diversification requirements of the Internal Revenue Code of 1986, as amended. Corporations in Pacific Basin countries frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed and, accordingly, the Fund may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions in the Prospectus would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would otherwise be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.


MANAGEMENT OF THE FUND
================================================================================

Directors and Officers

      The Directors and principal executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each Director and officer is 180 Maiden Lane, New York, New York 10038.


      WILLIAM G. BARKER, JR. (64)--Director(2)--111 Parsonage Road, Greenwich, Connecticut 06830. Consultant to the television industry since 1991. Senior Vice President and Chief Financial Officer of The CBS/Fox Company from 1982 to 1991.

      GEORGE H. CHITTENDEN (80)--Director(2)--155 Buffalo Bay, Neck Road, Madison, Connecticut 06443. Director of Bank Audi (USA).

      CHOR WENG TAN (61)--Director(2)--345 East 47th Street, New York, New York 10017. Managing Director for Education, The American Society of Mechanical Engineering, since 1991. Professor, School of Engineering, The Cooper Union from 1963 to 1991. Dean, School of Engineering, The Cooper Union from 1975 to 1987, Executive Officer, The Cooper Union Research Foundation from 1976 to 1987.
Program Director, Presidential Young Investigator Awards of National Science Foundation from 1987 to 1989. Director of Tround International, Inc.

      ARTHUR R. TAYLOR (62)--Director(2)--2400 Chew Street, Allentown, Pennsylvania 18104. President of Muhlenberg College since 1992. Dean of the Faculty of Business of Fordham University from 1985 to 1992. Chairman of Arthur
R. Taylor & Co. (investment firm). Director of Pitney Bowes Inc. and Louisiana Land & Exploration Company.

      HARUO SAWADA (47)--President and Director(1)(2)--President and Director of the Manager since 1997. General Manager of Nomura Investment Management Co., Ltd. ("NIMCO") from 1994 to 1996. Vice President and later Senior Vice President of the Manager from 1986 to 1994.

      JOHN F. WALLACE (68)--Secretary, Treasurer and Director(1)(2)--Senior Vice President of the Manager since 1981, Secretary since 1976, Treasurer since 1984 and Director since 1986. Senior Vice President of NSI since 1978, Secretary from 1977 to 1991 and Director from 1983 to 1991.

      MITSUTOYO KOHNO (48)--Vice President(1)(2)--Director of the Manager since 1994, Senior Vice President since 1991 and Vice President from 1989 to 1991.


---------------
(1) "Interested person", as defined in the Investment Company Act of 1940, of the Fund.

(2) Such Director or officer is a director or officer of one or more other investment companies for which the Manager or the Investment Advisers act as investment advisers.


      The Fund pays fees to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses related to attendance at such meetings. Fees and out-of-pocket expenses paid to unaffiliated Directors aggregated $38,187 for the year ended March 31, 1997. The Fund's audit committee consists of all of the non-affiliated Directors. At June 30, 1997, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund.


      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid by all investment companies managed by NCM or advised by NIMCO to the Directors:



                                                 Aggregate          Pension or Retirement      Total Compensation from
                                               Compensation      Benefits Accrued as Part of    Fund Complex Paid to
                                               from Fund for        Fund Expenses for its       Directors During the
                                           its Fiscal Year Ended      Fiscal Year Ended          Calendar Year Ended
          Name of Director                    March 31, 1997           March 31, 1997            December 31, 1996*
           ---------------                  ------------------     ----------------------       ---------------------
William G. Barker, Jr..................            $8,500                    None                      $33,000
George H. Chittenden ..................            $8,500                    None                      $33,000
Haruo Sawada ..........................              --                      None                         --
Chor Weng Tan..........................            $8,500                    None                      $33,000
Arthur R. Taylor.......................            $8,500                    None                      $33,000
John F. Wallace .......................              --                      None                         --


-------------
* In addition to the Fund the "Fund Complex" included Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc. and Korea Equity Fund, Inc.

Management and Investment Advisory Arrangements

      Reference is made to "Management of the Fund--Management and Investment Advisory Arrangements", in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

      Securities held by the Fund may also be held by other funds or other investment advisory clients for which the Manager, the Investment Advisers or their affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager or an Investment Adviser for the Fund and other funds for which they act as investment adviser or for their other advisory clients are to be made at or about the same time, such transactions will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager, the Investment Advisers or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


      As discussed under "Management of the Fund--Management and Investment Advisory Arrangements" in the Prospectus, the Manager receives as compensation for its services to the Fund monthly compensation at the annual rate of 0.75 of 1% of the average daily net assets of the Fund. For the years ended March 31, 1995, March 31, 1996 and March 31, 1997, the Fund paid or accrued fees to the Manager of $430,670, $307,917 and $245,892, respectively. For such years, the Manager paid fees of $150,017, $106,591 and $73,734, respectively, to NIMCO, fees of $15,791, $11,220 and $7,761, respectively, to Nomura Capital Management (Singapore) Limited ("NCM-Singapore") and fees of $57,423, $40,800 and $28,224, respectively, to NSI. As set forth under "Purchase of Shares--Distribution Plan", the Fund has adopted a Distribution Plan which authorizes NSI to utilize its administrative compensation for distribution activities.

      The Manager has agreed, for an indefinite period, to reimburse the Fund in any amount necessary to prevent the aggregate ordinary operating expenses (excluding taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. No reimbursement to the Fund was required under this limitation for the year ended March 31, 1997. Although the Manager has no present intention to do so, this voluntary reimbursement arrangement may be terminated at any time.


      The Management Agreement obligates the Manager to provide, or arrange for the provision of, investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund, as well as to pay the fees of all Directors of the Fund who are affiliated persons of the Manager or any of its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal, tax and auditing services; costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by NSI); charges of the custodian, sub-custodians and transfer agent; expenses of redemption of shares; Securities and Exchange Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. As required by the Fund's Distribution Agreement, NSI will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. See "Purchase of Shares--Distribution Agreement".

      Duration and Termination. Unless earlier terminated as described below, the Management Agreement, Investment Advisory Agreements and Administrative Agreement will remain in effect from year to year if approved annually (a) by the Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act of 1940) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.


      It is anticipated that NIMCO will merge with and into The Nomura Securities Investment Trust Management Co., Ltd. ("NSITM"), an affiliate of Nomura, on or about October 1, 1997. Concurrently, the Manager will merge with a subsidiary of NSITM. The Fund expects that a meeting of its shareholders will be held in late September 1997 for shareholders to consider the approval of new agreements to be entered into by the Fund with the successor entities to the Manager, NIMCO and NCM-Singapore. The new agreements are not expected to alter the rate of compensation paid by the Fund or the services provided to the Fund.

PURCHASE OF SHARES
================================================================================

      Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

      The Fund's shares may be purchased at a public offering price equal to the net asset value next determined after receipt of the purchase order by NSI or the Fund's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), without a sales charge. If purchase orders are not received by NSI or the Transfer Agent prior to 4:00 p.m., New York time, such orders will be deemed received on the next business day. The Fund has established a minimum initial investment of $1,000. There is no minimum subsequent investment. Any order may be rejected by NSI or the Fund.

Distribution Agreement

      The Fund has entered into a Distribution Agreement with NSI. Such agreement obligates NSI to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectus, statement of additional information and periodic reports have been prepared and set in type, NSI pays for the printing and distribution of copies thereof used in connection with the offering to dealers and prospective investors. NSI also pays for other supplementary sales literature and advertising costs.

      The Distribution Agreement referred to above is subject to the same renewal requirements and termination provisions as the agreements described under "Management of the Fund--Management and Investment Advisory Arrangements".

Distribution Plan

      The Fund has adopted a distribution plan (the "Distribution Plan") in compliance with Rule 12b-1 under the Investment Company Act of 1940 which authorizes NSI to utilize its administrative fee to finance sales and promotional activities. These activities and services relate to the sale, promotion and marketing of shares of the Fund, and the Distribution Plan permits NSI to compensate salesmen and dealers who sell shares of the Fund.

      The use of the administrative fee for distribution purposes is subject to the provisions of Rule 12b-1 under the Investment Company Act of 1940. Among other things, the Distribution Plan provides that NSI shall provide and the Directors of the Fund shall review quarterly reports of the distribution expenses and the purpose of such expenditures made by NSI. The Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors of the Fund who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 ("Independent Directors") shall be committed to the discretion of the
Independent Directors then in office. In approving the Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders by providing NSI with alternative methods of financing sales and promotional activities. The Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding voting securities of the Fund. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such plan or report, the first two years in an easily accessible place.

REDEMPTION OF SHARES
================================================================================

      Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

      The right to redeem shares or receive payment with respect to any redemption of shares may be suspended by the Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund. The conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above will be determined pursuant to the applicable rules and regulations of the Securities and Exchange Commission.

      The value of shares at the time of redemption or repurchase may be more or less than the shareholders' cost, depending on the market value of the securities held by the Fund at such time.

PORTFOLIO TRANSACTIONS AND BROKERAGE
================================================================================

      Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of the brokerage. In executing such transactions, the Manager will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. The Fund contemplates that, consistent with the above policy of obtaining the best net results, brokerage transactions may be conducted through Nomura and its affiliates, and the amount of such transactions may be significant. Subject to obtaining the best net results for the Fund, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received which includes research reports as to particular industries and corporations, will be in addition to and not in lieu of the services required to be performed by the Manager under its agreement with the Fund, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

      In seeking to obtain the best net results for the Fund's portfolio transactions, the Manager may aggregate orders for the purchase or sale of securities on behalf of the Fund with those of the Manager's other clients. Under procedures governing such transactions, the Manager will determine in advance its proposed allocation of transactions among client accounts. At the end of each day, each client account participating in an aggregated order will participate at the average share price for all of the transactions of the Manager's clients that day, with transaction costs allocated pro rata on the basis of the client's participation in the transaction. If an aggregated order is not executed in its entirety on a given day, securities purchased or sold on that day will be allocated to clients on a pro rata basis.

      The Fund anticipates that its brokerage transactions involving securities of companies domiciled in Pacific Basin countries will be conducted primarily on the principal stock exchanges of such countries. Fixed commissions are charged on the securities exchanges of Japan and certain other Pacific Basin countries. Such fixed commissions are generally higher than negotiated commissions on United States transactions. Generally, the supervision and regulation of foreign stock exchanges and brokers differ from, and in some countries may be less than, the supervision and regulation of exchanges and brokers in the United States.

      Foreign equity securities may be held by the Fund either directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

      The Fund may invest in securities traded in over-the-counter markets and intends to deal directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act of 1940, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Nomura and its affiliates, in connection with such transactions. See "Investment Objective and Policies--Investment Restrictions".


      For the year ended March 31, 1995, the Fund incurred brokerage commissions of $268,325. Nomura and its affiliates earned $93,939 or 32.8% of such amount for effecting transactions involving 21% of the transactions in which the Fund incurred brokerage commissions. For the year ended March 31, 1996, the Fund incurred brokerage commissions of $216,677. Nomura and its affiliates earned $43,176, or 19.9% of such amount for effecting transactions involving 14.5% of the transactions in which the Fund incurred brokerage commissions. For the year ended March 31, 1997, the Fund incurred brokerage commissions of $235,409. Nomura and its affiliates earned $5,943, or 2.5% of such amount for effecting transactions involving 2.5% of the transactions in which the Fund incurred brokerage commissions.


      The Board of Directors will from time to time consider the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the management fee paid by the Fund.

      Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Securities and Exchange Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to NSI acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund, and annual statements as to aggregate compensation will be provided to the Fund.

DETERMINATION OF NET ASSET VALUE
================================================================================

      The Fund's net asset value per share is determined once daily after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), on each day during which the New York Stock Exchange is open for trading.

      The Fund's net asset value per share is computed by dividing the sum of the market value of the securities held by the Fund plus any cash and other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

      Portfolio securities, including ADR's or EDR's which are traded on stock exchanges, are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. During periods when one or more securities exchanges are closed for holidays and the New York Stock Exchange is open, securities traded on such exchanges will be valued on the basis of their last sale price on the relevant exchange unless management of the Fund believes that such prices are not representative of the current value of the securities. Securities traded in the over-the-counter market are valued at the last available bid price in such market prior to the time of valuation. Any assets or liabilities expressed in terms of foreign currencies are translated into United States dollars at the prevailing market rates quoted by State Street Bank and Trust Company at the time.

      Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

SHAREHOLDER SERVICES
================================================================================

      The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund or NSI.

Investment Accounts

      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements from the Transfer Agent after each dividend payment and capital gains distribution showing the cumulative activity in the account since the beginning of the year.

      Share certificates are issued only for full shares and only upon the request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

Reinvestment of Dividends and Capital Gains Distributions

      Unless specific instructions to the contrary are given as to method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their ordinary income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

      Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected as to subsequent payments.

Retirement Plans

      Shares of the Fund may be purchased in connection with individual retirement accounts. Copies of plans to establish such accounts are available from First Trust Corporation (800) 525-2124.

      Capital gains and income received in each of the plans referred to above are generally exempt from Federal taxation until distributed from the plans. However, as described under "Dividends, Distributions and Taxes", there are withholding taxes on dividends and interest received on portfolio securities which shareholders of the Fund can offset either by claiming a deduction therefor, or, as an alternative, use as a foreign tax credit against their United States income taxes. However, because the retirement plans are exempt from United States income taxes, participants in such plans will not be able to offset such withholding taxes. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================


      It is the Fund's intention to distribute substantial all of its net investment income, if any, in dividend payments declared at least annually. All net realized long-term or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. Dividends and distributions may be automatically reinvested in shares of the Fund at net asset value without sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.


      The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income.

      Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares, and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

      Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in October, November or December of the previous year to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

      Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

      Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

      Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

      A loss realized on a sale of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the Fund does not distribute, during each calendar year, the sum of 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


      The Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to elect to "mark-to-market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted tax basis. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

      Any dividends paid shortly after a purchase of Fund shares by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to Federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gain dividends, which are expected to be or have been announced.

Special Rules for Certain Foreign Currency Transactions

      In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures and forward foreign currency contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

      Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, such Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

      The Fund may effect forward foreign exchange transactions that are subject to the provisions of Code Section 1256. Such forward foreign exchange contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each forward foreign exchange contract will be treated as sold for its fair market value on the last day of the taxable year. In general, if the Fund is eligible to make and does make a special election, gain or loss from transactions in such forward foreign exchange contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

      Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in forward foreign exchange contacts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in forward foreign exchange contracts.

      One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into a forward foreign exchange contract.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

      Ordinary income and capital gain dividends may also be subject to state and local taxes.

      Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

      Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors also should consider applicable foreign taxes in their evaluation of an investment in the Fund.

GENERAL INFORMATION
================================================================================

Description of Shares

      The Fund was incorporated under Maryland law on March 14, 1985. It has an authorized capital of 200,000,000 shares of Common Stock, par value of $0.10 per share. All shares are of the same class. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. Voting rights for Directors are not cumulative. Shares issued are fully paid and nonassessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

      NSI provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. Such shares were acquired for investment and can only be disposed of by redemption.

Independent Accountants

      Price Waterhouse LLP has been selected as the independent accountants of the Fund. The independent accountants audit the annual financial statements of the Fund and provide tax accounting services to the Fund.

Custodian and Transfer Agent

      State Street Bank and Trust Company (the "Custodian" or the "Transfer Agent") acts as custodian of the Fund's assets and as its transfer agent. The Custodian, under its contract with the Fund, is authorized to establish separate accounts in foreign currencies and to cause securities of the Fund to be held in separate accounts with sub-custodians outside of the United States. The sub-custodians include certain foreign banks. The Custodian and sub-custodians are responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting dividends on the Fund's investments. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

      Brown & Wood LLP, New York, New York, is counsel for the Fund.

Performance Data

      The Fund may from time to time include its average annual total return in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined in accordance with a formula specified by the Securities and Exchange Commission.

      Set forth below is the Fund's average annual total return information for the periods indicated:


                                         One Year       Five Years       Ten Years    July 8, 1985(a)
                                           Ended           Ended           Ended            to
                                      March 31, 1997  March 31, 1997  March 31, 1997  March 31, 1997
                                      --------------  --------------  --------------  --------------
Average Annual Total Return(b) ......    (6.9%)            8.2%             7.2%           14.5%


------------
(a) Commencement of operations.

(b) Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based upon net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses. Change in foreign currency exchange rates favorably affected the Fund's performance for certain of the specified periods. The Fund's average annual total return will vary depending upon market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses, changes in foreign currency exchange rates and the amount of net capital gains or losses realized by the Fund during this period. An investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. On occasion, the Fund may compare its average annual total return to various indices, including those comprised of Pacific Basin securities.

Reports to Shareholders

      The fiscal year of the Fund ends on March 31 each year. The Fund sends to its shareholders at least semi- annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements together with the report of independent accountants, is sent to shareholders each year. After the end of each calendar year, the shareholders will receive Federal income tax information regarding any dividends and capital gains distributions.

                               -----------------


      To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's Common Stock on June 30, 1997.


      The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Nomura Pacific Basin Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nomura Pacific Basin Fund, Inc. (the "Fund") at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 9, 1997

                         NOMURA PACIFIC BASIN FUND, INC.

                            SCHEDULE OF INVESTMENTS*
                                 MARCH 31, 1997



                                                                                                  % of
                                                                              `       Market       Net
                                                       Shares         Cost            Value       Assets
                                                       ------         ----            -----       ------
JAPANESE EQUITY SECURITIES
Banking and Insurance
Sumitomo Trust and Banking.......................      16,000       $ 201,652       $ 128,083      0.6
   Trust bank
The Bank of Tokyo-Mitsubishi, Ltd. ..............      16,450         358,234         256,720      1.2
   Commercial bank
The Sumitomo Bank Ltd............................      10,000         184,160         118,865      0.5
   City bank
Tokio Marine & Fire Insurance Co., Ltd...........      14,000         154,895         142,638      0.6
                                                                    ---------       ---------     ----
   Non-life insurance
Total Banking and Insurance .....................                     898,941         646,306      2.9
                                                                    ---------       ---------     ----
Chemicals and Pharmaceuticals
Daiichi Pharmaceutical Co., Ltd..................       4,000          64,509          60,807      0.3
   Ethical drugs
Mitsubishi Gas Chemical Co. Inc..................      35,000         114,436         123,676      0.5
   Basic chemicals
Taisho Pharmaceutical Co., Ltd...................      14,000         272,719         327,161      1.5
                                                                    ---------       ---------     ----
   Over-the-counter drugs
Total Chemicals and Pharmaceuticals .............                     451,664         511,644      2.3
                                                                    ---------       ---------     ----
Commerce
Ito-Yokado Co., Ltd..............................       5,000         278,551         222,366      1.0
   Supermarkets
Mitsui & Co., Ltd................................      27,000         234,389         198,237      0.9
   General trader
Sangetsu Co., Ltd................................       5,000         142,224          86,925      0.4
                                                                    ---------       ---------     ----
   Wall interiors and carpets
Total Commerce ..................................                     655,164         507,528      2.3
                                                                    ---------       ---------     ----
Construction
National House Industrial Co., Ltd...............      11,000         178,972         127,193      0.6
   Housing materials
Yokogawa Bridge Corp. ...........................      13,200         182,063          94,034      0.4
                                                                    ---------       ---------     ----
   Bridge construction
Total Construction ..............................                     361,035         221,227      1.0
                                                                    ---------       ---------     ----
Consumer Products
Nintendo Co., Ltd................................       1,200          83,924          86,165      0.4
                                                                    ---------       ---------     ----
   Home video game machines and software
Consumer Electronics and Parts
Mitsumi Electric Co., Ltd........................       3,000          57,406          55,066      0.2
   Electric parts and components


                       See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.

                      SCHEDULE OF INVESTMENTS--(Continued)*
                                 MARCH 31, 1997

                                                                                                  % of
                                                                              `       Market       Net
                                                       Shares         Cost            Value       Assets
                                                       ------         ----            -----       ------
Sony Corp........................................       4,000       $ 205,476       $ 279,777      1.3
   Consumer electronics
TDK Corporation .................................       3,000         153,126         206,194      0.9
                                                                    ---------       ---------     ----
   Magnetic tapes
Total Consumer Electronics and Parts ............                     416,008         541,037      2.4
                                                                    ---------       ---------     ----
Electrical and Electronics
Hitachi, Ltd. ...................................      10,000          97,900          88,946      0.4
   Communications and electronic equipment
Rohm Company.....................................       4,000         258,758         294,978      1.3
   Custom integrated circuits
Sumitomo Electric Industries, Ltd. ..............      20,000         270,530         271,691      1.2
   Electric wires and cables
Tokyo Electron, Ltd..............................       8,800         292,418         291,744      1.3
                                                                    ---------       ---------     ----
   Electric wires and cables
Total Electrical and Electronics ................                     919,606         947,359      4.2
                                                                    ---------       ---------     ----
Electrical Machinery
Fujitsu Ltd......................................      25,000         278,060         254,710      1.2
   Computers
Omron Corp.......................................      10,000         229,226         177,893      0.8
                                                                    ---------       ---------     ----
   Control systems
Total Electrical Machinery ......................                     507,286         432,603      2.0
                                                                    ---------       ---------     ----
Engineering
Toyo Engineering Corp............................      25,000         106,981         102,895      0.5
                                                                    ---------       ---------     ----
   Plant engineering
Miscellaneous Manufacturing
Japan Synthetic Rubber Co., Ltd..................      25,000         169,229         182,947      0.8
   Synthetic rubber
Kokuyo Co., Ltd..................................       7,000         172,300         152,826      0.7
   Paper products
NGK Insulators, Ltd. ............................      12,000         119,416         102,854      0.5
                                                                    ---------       ---------     ----
   Insulators
Total Miscellaneous Manufacturing ...............                     460,945         438,627      2.0
                                                                    ---------       ---------     ----
Motor Vehicles
Toyota Motor Corp................................      10,000         257,043         253,093      1.1
                                                                    ---------       ---------     ----
   Automobiles

Non-Ferrous Metals
Sumitomo Metal Mining Co., Ltd...................      10,000          80,619          60,403      0.3
                                                                    ---------       ---------     ----
   Copper, gold and nickel mining



                       See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.

                     SCHEDULE OF INVESTMENTS--(Continued)*
                                 MARCH 31, 1997



                                                                                                  % of
                                                                              `       Market       Net
                                                       Shares         Cost            Value       Assets
                                                       ------         ----            -----       ------
Oil and Gas
Teikoku Oil Co., Ltd.............................      16,000       $  92,092       $  70,640      0.3
                                                                    ---------       ---------     ----
   Oil and natural gas products

Other Products
Aisin Seiki Co., Ltd.............................      15,000         241,800         202,555      0.9
   Automobile parts
Taikisha Ltd.....................................      10,000         175,488         123,716      0.6
   Automobile paint finishing systems
Tachi-S Co., Ltd.................................      16,000         168,498         142,314      0.6
                                                                    ---------       ---------     ----
   Automobile seats
Total Other Products ............................                     585,786         468,585      2.1
                                                                    ---------       ---------     ----
Precision Machinery
Canon, Inc.......................................      10,000         147,456         214,280      1.0
   Visual image and information equipment
Hoya Corp........................................       4,000         121,492         179,187      0.8
                                                                    ---------       ---------     ----
   Optical glass for semiconductors
Total Precision Machinery .......................                     268,948         393,467      1.8
                                                                    ---------       ---------     ----
Retail Stores and Food Services
Circle K Japan Co., Ltd..........................       5,040         136,716         211,919      1.0
                                                                    ---------       ---------     ----
   Convenience stores

Securities
Daiwa Securities Co., Ltd. ......................      12,000         146,665          86,553      0.4
                                                                    ---------       ---------     ----
   Investment securities

Services
Dai Nippon Printing Co., Ltd. ...................       8,000         128,634         133,905      0.6
                                                                    ---------       ---------     ----
   Commercial and industrial printing
Shipbuilding
Mitsubishi Heavy Industries, Ltd.................      30,000         221,051         195,278      0.9
                                                                    ---------       ---------     ----
   Shipbuilding and heavy machinery

Telecommunications
DDI Corporation..................................          16          90,170         101,043      0.4
   Long distance telephone and mobile
     communications
Nippon Telegraph and Telephone Corp..............           9          64,952          63,386      0.3
                                                                    ---------       ---------     ----
   Telecommunications
Total Telecommunications ........................                     155,122         164,429      0.7
                                                                    ---------       ---------     ----
Textiles
Toray Industries, Inc............................      34,000         225,931         197,671      0.9
                                                                    ---------       ---------     ----
   Synthetic fibers


                       See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.

                      SCHEDULE OF INVESTMENTS--(Continued)*
                                 MARCH 31, 1997


                                                                                                  % of
                                                                              `       Market       Net
                                                       Shares         Cost            Value       Assets
                                                       ------         ----            -----       ------

Transportation
Yamato Transport Co., Ltd........................      11,000       $ 126,437       $ 108,515      0.5
                                                                    ---------       ---------     ----
   Parcel delivery service
TOTAL INVESTMENTS IN JAPANESE
  EQUITY SECURITIES .............................                   7,286,598       6,779,849     30.6
                                                                    ---------       ---------     ----

AUSTRALIAN EQUITY SECURITIES
Banking
National Australia Bank, Ltd.....................      47,984         427,655         607,511      2.7
                                                                    ---------       ---------     ----
   Commercial bank

Building Materials
Boral, Ltd.......................................      41,645         108,584         123,734      0.6
                                                                    ---------       ---------     ----
   Building materials

Chemicals
ICI Australia, Ltd...............................       4,000          41,649          36,033      0.2
                                                                    ---------       ---------     ----
   Paints, pharmaceuticals and specialty
     chemicals

Financials
Lend Lease Corp..................................      17,000         233,811         291,330      1.3
   Insurance and financial services
QBE Insurance Group, Ltd.........................      36,000         196,379         185,419      0.8
                                                                    ---------       ---------     ----
   Insurance underwriter
Total Financials ................................                     430,190         476,749      2.1
                                                                    ---------       ---------     ----
Food and Beverage
Coca-Cola Amatil, Ltd............................      10,000          77,798          95,085      0.4
                                                                    ---------       ---------     ----
   Bottler and distributor of Coca-Cola products

Mining
Henry Walker Group, Ltd..........................     124,911         227,026         240,891      1.1
   Contract mining services
Newcrest Mining, Ltd.............................         572           1,890           1,874      0.0
   Gold mining and other precious metals
Pasminco, Ltd. ..................................      80,000         136,669         154,343      0.7
                                                                    ---------       ---------     ----
   Zinc, lead and silver mining operations

Total Mining ....................................                     365,585         397,108      1.8
                                                                    ---------       ---------     ----
Miscellaneous Manufacturing
Tabcorp Holdings, Ltd............................      43,000         205,213         196,527      0.9
                                                                    ---------       ---------     ----
   Computer software components and games


                       See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.

                      SCHEDULE OF INVESTMENTS--(Continued)*
                                 MARCH 31, 1997



                                                                                                  % of
                                                                              `       Market       Net
                                                       Shares         Cost            Value       Assets
                                                       ------         ----            -----       ------
Non-Ferrous Metals
The Broken Hill Proprietary Co., Ltd.............      58,711       $ 740,851       $ 782,445      3.5
   Oil, minerals and steel
Western Mining Corp. Holdings, Ltd. .............      25,000         154,627         157,965      0.7
                                                                    ---------       ---------     ----
   Mineral and petroleum products

Total Non-Ferrous Metals ........................                     895,478         940,410      4.2
                                                                    ---------       ---------     ----
Oil and Gas
Austrailian Gas Light Co., Ltd...................      38,000         209,496         215,977      1.0
                                                                    ---------       ---------     ----
   Distribution of natural gas and oil

Publishing and Printing
News Corporation, Ltd............................      42,000         206,487         195,908      0.9
                                                                    ---------       ---------     ----
   International media

Resources
CRA Ltd..........................................      16,000         226,230         236,563      1.1
                                                                    ---------       ---------     ----
   Integrated resources

Transportation
Brambles Industries, Ltd.........................      15,000         264,047         246,590      1.1
                                                                    ---------       ---------     ----
   Operates a railroad car rental in Europe
TOTAL INVESTMENTS IN AUSTRALIAN
  EQUITY SECURITIES .............................                   3,458,412       3,768,195     17.0
                                                                    ---------       ---------     ----
HONG KONG EQUITY SECURITIES
Banking
Hong Kong Shanghai Banking Corp..................      10,000         129,218         232,297      1.0
  Worldwide banking
Dao Heng Bank Group, Ltd.........................      90,000         454,729         411,166      1.9
                                                                    ---------       ---------     ----
   Commercial Banking
Total Banking ...................................                     583,947         643,463      2.9
                                                                    ---------       ---------     ----
Conglomerate
Hutchison Whampoa, Ltd...........................      80,000         387,661         601,391      2.7
   Property and shipping related services
Wharf Holdings...................................      90,000         397,469         344,380      1.6
                                                                    ---------       ---------     ----
   Property, infrastructures, hotels, terminals
     and warehousing
Total Conglomerate ..............................                     785,130         945,771      4.3
                                                                    ---------       ---------     ----
Lodging
Hong Kong & Shanghai Hotels, Ltd.................     128,333         225,939         202,883      0.9
Hong Kong & Shanghai Hotels, Ltd. (Warrants).....       8,333               0           1,516      0.0
                                                                    ---------       ---------     ----
   Hotel management

Total Lodging ...................................                     225,939         204,399      0.9
                                                                    ---------       ---------     ----


                       See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.

                      SCHEDULE OF INVESTMENTS--(Continued)*
                                 MARCH 31, 1997



                                                                                                  % of
                                                                              `       Market       Net
                                                       Shares         Cost            Value       Assets
                                                       ------         ----            -----       ------
Real Estate
Great Eagle Holdings, Ltd........................      60,000       $ 230,834       $ 198,227      0.9
   Property development
New World Development Co., Ltd...................      40,000         200,685         215,778      1.0
   Property development
Sun Hung Kai Properties, Ltd.....................      30,000         195,977         317,473      1.4
                                                                    ---------       ---------     ----
   Property development
Total Real Estate ...............................                     627,496         731,478      3.3
                                                                    ---------       ---------     ----
Utilities
Hong Kong & China Gas Co., Ltd...................     200,000         368,008         375,547      1.7
                                                                    ---------       ---------     ----
   Distribution of gas and gas appliances
TOTAL INVESTMENTS IN HONG KONG
  EQUITY SECURITIES .............................                   2,590,520       2,900,658     13.1
                                                                    ---------       ---------     ----


INDONESIAN EQUITY SECURITIES
Banking
Bank International Indonesia ....................     250,012         136,977         190,034      0.9
Bank International Indonesia (Warrants)..........      22,224               0           7,868      0.0
                                                                    ---------       ---------     ----
   Commercial and foreign exchange
Total Banking ...................................                     136,977         197,902      0.9
                                                                    ---------       ---------     ----
Cement
Semen Gresik ....................................      70,000         225,312         174,198      0.8
                                                                    ---------       ---------     ----
   Cement manufacturer

Consumer Goods
H.M. Sampoerna ..................................      25,100          95,945         117,607      0.5
                                                                    ---------       ---------     ----
   Cigarettes

Machinery
United Tractors..................................      80,000         151,364         239,900      1.1
                                                                    ---------       ---------     ----
   Assembly and distribution of heavy equipment

Telecommunications
Telekomunikasi ..................................     100,000         170,698         153,061      0.7
                                                                    ---------       ---------     ----
   Telecommunications

TOTAL INVESTMENTS IN INDONESIAN
  EQUITY SECURITIES .............................                     780,296         882,668      4.0
                                                                    ---------       ---------     ----


                       See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.

                      SCHEDULE OF INVESTMENTS--(Continued)*
                                 MARCH 31, 1997



                                                                                                  % of
                                                                              `       Market       Net
                                                       Shares         Cost            Value       Assets
                                                       ------         ----            -----       ------
MALAYSIAN EQUITY SECURITIES
Automotive
Cycle & Carriage Bintang Berhad .................      29,000       $ 185,647       $ 198,927      0.9
   Assembly and distribution of motor vehicles
Tractors Malaysia Holdings Berhad ...............     170,000         355,449         349,836      1.6
                                                                    ---------       ---------     ----
   Distribution of heavy equipment and
     agricultural and industrial machinery
Total Automotive ................................                     541,096         548,763      2.5
                                                                    ---------       ---------     ----
Conglomerate
Antah Holdings Berhad ...........................     300,000         510,475         474,519      2.1
   Food and beverage, oil and gas services and
   financial services
Magnum Corporation Berhad .......................     220,000         446,758         417,221      1.9
                                                                    ---------       ---------     ----
   Gaming, property development, finance,
     printing, and resort management services

Total Conglomerate...............................                     957,233         891,740      4.0
                                                                    ---------       ---------     ----
Construction
Gamuda Berhad ...................................      74,999         222,432         284,465      1.3
Gamuda Berhad (Warrants).........................      16,666           3,915           5,380      0.0
   Civil engineering and construction services
Road Builder Holdings Berhad ....................      50,000         303,680         290,522      1.3
                                                                    ---------       ---------     ----
   Road construction
Total Construction...............................                     530,027         580,367      2.6
                                                                    ---------       ---------     ----
Financials
Commerce Asset Holdings Berhad...................     100,000         342,762         702,094      3.2
                                                                    ---------       ---------     ----
   Banking, brokerage and leasing

Publishing
New Straits Times Press Berhad...................      68,000         389,439         417,060      1.9
                                                                    ---------       ---------     ----
   Newspapers

Restaurants
Kentucky Fried Chicken Berhad....................      60,000         243,723         280,838      1.3
                                                                    ---------       ---------     ----
   Fast food restaurants

Telecommunications
Telekom Malaysia Berhad..........................      67,000         599,342         521,769      2.4
                                                                    ---------       ---------     ----
   Telecommunications


                       See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.

                      SCHEDULE OF INVESTMENTS--(Continued)*
                                 MARCH 31, 1997



                                                                                                  % of
                                                                              `       Market       Net
                                                       Shares         Cost            Value       Assets
                                                       ------         ----            -----       ------
Utilities
Tenaga Nasional Berhad...........................      70,000      $  301,854      $  341,766      1.5
                                                                   ----------      ----------     ----
   Power supplier
TOTAL INVESTMENTS IN MALAYSIAN
  EQUITY SECURITIES .............................                   3,905,476       4,284,397     19.4
                                                                   ----------      ----------     ----
NEW ZEALAND EQUITY SECURITIES
Forest Products and Paper
Carter Holt Harvey ..............................      56,000         104,808         118,652      0.5
                                                                   ----------      ----------     ----
   Paper and wood products

Telecommunications
Telecommunications Corp. of New Zealand..........      32,000          91,085         145,606      0.7
                                                                   ----------      ----------     ----
   Telecommunications
TOTAL INVESTMENTS IN NEW ZEALAND
  EQUITY SECURITIES .............................                     195,893         264,258      1.2
                                                                   ----------      ----------     ----

PHILIPPINE EQUITY SECURITIES
Banking
Metropolitan Bank & Trust Co.....................       7,410         162,948         192,522      0.9
                                                                   ----------      ----------     ----
   Commercial bank

Telecommunications
Philippine Long Distance Telephone Co............       3,000         177,019         180,353      0.8
                                                                   ----------      ----------     ----
   International communications

Utilities
Manila Electric Co. .............................      13,000          85,405         103,546      0.5
                                                                   ----------      ----------     ----
  Power supplier
TOTAL INVESTMENTS IN PHILIPPINE
  EQUITY SECURITIES .............................                     425,372         476,421      2.2
                                                                   ----------      ----------     ----

SINGAPORE EQUITY SECURITIES
Banking
Development Bank of Singapore, Ltd...............      37,000         225,042         430,322      1.9
                                                                   ----------      ----------     ----
   International bank

Conglomerate
Keppel Corp., Ltd................................      15,000          72,355          94,496      0.4
                                                                   ----------      ----------     ----
   Shipyards, rigbuilding, shipping, properties,
     financial services and engineering


                        See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.

                      SCHEDULE OF INVESTMENTS--(Continued)*
                                 MARCH 31, 1997



                                                                                                  % of
                                                                              `       Market       Net
                                                       Shares         Cost            Value       Assets
                                                       ------         ----            -----       ------
Miscellaneous Manufacturing
Amtek Engineering ...............................      50,000     $    84,168     $    87,574      0.4
   Precision metal parts
Van Der Host ....................................      60,000         225,549         203,531      0.9
                                                                  -----------     -----------     ----
   Re-manufactures and electroplates marine,
     oilfield and general industrial
     precision equipment
Total Miscellaneous Manufacturing................                     309,717         291,105      1.3
                                                                  -----------     -----------     ----
Oil and Gas
Keppel Fels, Ltd.................................      40,000         229,777         122,395      0.6
                                                                  -----------     -----------     ----
   Offshore drilling vessels

Real Estate
City Developments, Ltd...........................      30,000         283,027         265,836      1.2
                                                                  -----------     -----------     ----
   Property development

TOTAL INVESTMENTS IN SINGAPORE
  EQUITY SECURITIES .............................                   1,119,918       1,204,154      5.4
                                                                  -----------     -----------     ----

TOTAL INVESTMENTS IN EQUITY SECURITIES ..........                 $19,762,485     $20,560,600     92.9
                                                                  -----------     -----------     ----


                       See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.

                      SCHEDULE OF INVESTMENTS--(Continued)*
                                 MARCH 31, 1997


                                                                                                              % of
                                                                Principal                         Market       Net
                                                                 Amount             Cost          Value       Assets
                                                                 ------             ----          -----       ------
INVESTMENTS IN FOREIGN CURRENCIES
Australian Dollar
Westpac Banking Corporation, Sydney, 2.0%-interest
   bearing call account ................................       AUD. 8,177       $     6,428     $     6,410      0.0
Japanese Yen
Sumitomo Bank & Trust Co., Ltd., 0.25%-interest
   bearing call account ..................................   JPY. 191,402             1,548           1,548      0.0
New Zealand Dollar
Australia and New Zealand Banking Group Ltd.,
   Wellington 1.50%-interest bearing call account ........     NZD. 3,133             2,164           2,176      0.0
South Korean Won
Seoul Bank-Seoul 1.0%-interest bearing call account.......   KRW. 640,789               721             715      0.0
                                                                                -----------     -----------     ----
TOTAL INVESTMENTS IN FOREIGN
  CURRENCIES ..................................................                 $    10,861     $    10,849      0.0
                                                                                -----------     -----------     ----
INVESTMENTS IN SHORT-TERM SECURITIES
Euro-Dollar Time Deposit
State Street Bank and Trust Company 2.75% due 4/1/97 .....     $1,332,938       $ 1,332,938     $ 1,332,938      6.1
                                                                                -----------     -----------     ----
TOTAL INVESTMENTS .......................................                        21,106,284      21,904,387     99.0
OTHER ASSETS LESS LIABILITES .............................                          208,203         223,203      1.0
                                                                                -----------     -----------     ----
NET ASSETS ...............................................                      $21,314,487     $22,127,590    100.0
                                                                                ===========     ===========    =====

-----------------
*The description following each investment is unaudited and not covered by the Report of Independent Accountants.

FORWARD FOREIGN CURRENCY CONTRACT
---------------------------------


                                        Cost            Delivery     Maturity    Unrealized
                                  (Local Currency)        Value        Date     Appreciation
                                   ---------------       -------     --------    ------------
U.S. Dollars-Long Contract........  JPY68,300,000        $580,000    9/05/97       $14,598
                                    =============        ========                  =======

    Portfolio securities and foreign currency holdings were translated at the following exchange rates as of March 31, 1997

        Japanese Yen            JPY.            123.67 = $1.00
        Australian Dollar       AUD.            1.2756 = $1.00
        Hong Kong Dollar        HKD.            7.7487 = $1.00
        Indonesian Rupiah       IDR.          2,401.00 = $1.00
        Malaysian Ringgit       MYR.            2.4783 = $1.00
        New Zealand Dollar      NZD.            1.4395 = $1.00
        Philippine Peso         PHP.             26.37 = $1.00
        Singapore Dollar        SGD.            1.4445 = $1.00
        South Korean Won        KRW.            895.50 = $1.00



                        See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES

                                 MARCH 31, 1997

ASSETS:
      Investments in securities, at market
         value (cost--$19,762,485) ...........................     $ 20,560,600
      Investments in foreign currencies, at market
         value (cost--$10,861) ...............................           10,849
      Investments in short-term securities, at market
         value (cost--$1,332,938) ............................        1,332,938
      Unrealized appreciation on foreign
        forward currency contract ............................           14,598
      Receivable for investments sold ........................          820,709
      Receivable for capital stock sold ......................              100
      Receivable for dividends and interest,
         net of withholding taxes ............................           58,796
      Other assets ...........................................              203
                                                                   ------------
            Total Assets .....................................       22,798,793
                                                                   ------------
LIABILITIES:
      Payable for capital stock redeemed .....................          455,394
      Accrued management fee .................................           37,056
      Other accrued expenses .................................          178,753
                                                                   ------------
            Total Liabilities ................................          671,203
                                                                   ------------
NET ASSETS:
      Capital stock (par value of 1,607,909 shares
        of capital stock outstanding, authorized
        200,000,000, par value $0.10 each) ...................          160,791
      Paid-in capital ........................................       21,928,569
      Accumulated net realized loss on investments
        and foreign currency transactions ....................         (613,423)
      Unrealized net appreciation on investments
        and foreign exchange .................................          813,102
      Accumulated net investment loss ........................         (161,449)
                                                                   ------------
            Net Assets .......................................     $ 22,127,590
                                                                   ============
      Net asset value, redemption price and
        offering price per share .............................     $      13.76
                                                                   ============


                       See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.
                             STATEMENT OF OPERATIONS

                        For the Year Ended March 31, 1997

INCOME:
Dividend income (less $41,085 withholding taxes) ....   $ 366,758
Interest income......................................      39,207
                                                        ---------
      Total Income...................................                $  405,965
EXPENSES:
Management fee  .....................................     245,892
Legal fees...........................................     100,486
Custodian fees.......................................      86,494
Auditing and tax reporting fees......................      67,471
Shareholder reports..................................      58,579
Transfer agency fee..................................      52,220
Directors' fees and expenses.........................      40,393
Registration fees....................................      12,390
Insurance ...........................................       2,796
Miscellaneous........................................          29
                                                        ---------
      Total Expenses.................................                   666,750
                                                                   ------------
INVESTMENT INCOME (LOSS)--NET .......................                  (260,785)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES:
Realized gain (loss) on investments and
   foreign currency transactions:
Realized gain on investments--net  ..................                 2,949,946
Realized loss on foreign exchange--net...............                (1,024,130)
                                                                   ------------
Realized gain on investments and
    foreign exchange--net...........................                  1,925,816
Change in unrealized depreciation on translation
   of investments, foreign currencies and other
   assets and liabilities denominated in
   foreign currencies--net...........................                (3,061,509)
Change in unrealized appreciation on investments  ...                  (473,680)
                                                                   ------------
Net realized and unrealized gain on investments
   and foreign exchange..............................                (1,609,373)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS  .................................              $ (1,870,158)
                                                                   ============


                        See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                         For the Year Ended
                                                             March 31,
                                                  ------------------------------
                                                      1997             1996
                                                  -------------    -------------
FROM INVESTMENT ACTIVITIES:
     Net investment loss .......................   $   (260,785)   $   (108,812)
     Net realized gain on investments ..........      2,949,946         301,055
     Net realized gain (loss) on
        foreign exchange .......................     (1,024,130)      1,636,874
     Change in unrealized appreciation
       (depreciation) on investments
       and foreign exchange ....................     (3,535,189)      3,316,142
                                                   ------------    ------------
     Increase (decrease) in net assets
      derived from investment activities .......     (1,870,158)      5,145,259
                                                   ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from continuous offering .........      3,037,977       5,902,737
     Net asset value of shares issued to
       shareholders on reinvestment
       of dividends and distributions ..........      2,675,034       1,084,722
     Cost of shares redeemed ...................    (12,360,445)    (19,461,493)
                                                   ------------    ------------
     Decrease in net assets derived from
       capital share transactions ..............     (6,647,434)    (12,474,034)
                                                   ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment loss .......................       (536,659)           --
     Realized gain on investments
         and foreign exchange ..................     (2,840,646)     (1,332,752)
                                                   ------------    ------------
     Decrease in net assets derived
       from distribution to
       shareholders ............................     (3,337,305)     (1,332,752)
                                                   ------------    ------------
     Net decrease in net assets ................    (11,894,897)     (8,661,527)

NET ASSETS:
     Beginning of year .........................     34,022,487      42,684,014
                                                   ------------    ------------
     End of year  (including
        accumulated net investment
        losses of $161,449 and
        $201,994, respectively) ................   $ 22,127,590    $ 34,022,487
                                                   ============    ============
SHARE ACTIVITY:
     Shares issued on continuous offering ......        194,457         371,069
     Shares issued to shareholders on
       reinvestment of net investment
       income and realized gain on investments .        175,261          68,871
     Shares redeemed during the year ...........       (821,891)     (1,211,801)
                                                   ------------    ------------
     Net shares redeemed during the year .......       (452,173)       (771,861)
     Shares outstanding at beginning of year ...      2,060,082       2,831,943
                                                   ------------    ------------
     Shares outstanding at end of year .........      1,607,909       2,060,082
                                                   ============    ============

                       See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

      Nomura Pacific Basin Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on March 14, 1985 and investment operations commenced on July 8, 1985. The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of Securities--Investments traded on stock exchanges are valued at the last sale price on the primary exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      (b) Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in the foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

      The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in foreign currencies at March 31, 1997 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

      (c) Financial Instruments with Off-Balance Sheet Risk--At March 31, 1997, the Fund had outstanding one forward foreign currency exchange contract ("forward contract") in order to hedge against changes in the Japanese exchange rate. The forward contract involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contracts. Risks may arise as a result of the potential inability of the counterparty to meet the terms of the contract.

      (d) Security Transactions, Investment Income, Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

      Dividends from net investment income and distributions from net realized gains, if any, are paid semi-annually.

                         NOMURA PACIFIC BASIN FUND, INC.

      Distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-- "temporary"), such accounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income.

      (e) Capital Account Reclassification--For the year ended March 31, 1997, the Fund's paid-in-capital was decreased by $8,594 with a decrease to accumulated net realized gain of $829,395 and an offsetting increase in accumulated net investment income of $837,989. This adjustment was primarily the result of the reclassification of net foreign currency gains and gains and losses from the sale of investments in passive foreign investment companies.

      (f) Income Taxes--A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

      Under the applicable foreign tax laws, a withholding tax may be imposed on gross sales proceeds on the disposition of equity securities, interest, dividends and realized gains at various rates; such withholding taxes are reflected as a reduction of the related income or realized gain.

      (g) Use of Estimates in Financial Statement Preparation--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

      Nomura Capital Management, Inc. (the Manager) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Investment Management Co., Ltd. (NIMCO) and Nomura Capital Management (Singapore) Ltd. (NCM-Singapore) to act as investment advisers for the Fund and Nomura Securities International, Inc. (NSI) to provide administrative services to the Fund.

      As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of .75 of 1% of the Fund's average daily net assets. For services performed, NIMCO, NCM-Singapore and NSI receive a monthly fee from the Manager at the annual rates of .26125 of 1%,
 .0275 of 1% and .10 of 1%, respectively, of the average daily net assets of the Fund. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $245,892 for the year ended March 31, 1997. For the year ended March 31, 1997, the Manager informed the Fund that NIMCO, NCM-Singapore and NSI received fees of $73,734, $7,761 and $28,224, respectively, from the Manager. At March 31, 1997, the fee payable to the Manager, by the Fund was $37,056.

      The Manager has agreed, for an indefinite period, to reimburse the Fund in any amount necessary to prevent the aggregate ordinary operating expenses (excluding taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average

                         NOMURA PACIFIC BASIN FUND, INC.

net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. No reimbursement to the Fund was required under this limitation for the year ended March 31, 1997. Although the Manager has no present intention to do so, this voluntary reimbursement arrangement may be terminated at any time. Certain officers and/or directors of the Fund are officers and/or directors of the Manager and/or NSI. The Nomura Securities Co., Ltd., parent of NSI and the Manager's indirect parent, earned $5,943 in commissions on execution of portfolio security transactions for the year ended March 31, 1997. The Fund pays fees to each Director not affiliated with the Manager and/or NSI an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $38,187 for the year ended March 31, 1997.

3. PURCHASES AND SALES OF INVESTMENTS

      Purchases and sales of investments for the year ended March 31, 1997, exclusive of investments in foreign currencies and short-term securities, were $17,767,831 and $28,363,130, respectively.

      As of March 31, 1997, net unrealized appreciation on investments, exclusive of investments in foreign currencies and short-term securities, for Federal income tax purposes was $715,532 of which $2,290,410 related to appreciated securities and $1,574,878 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities, at March 31, 1997 for Federal income tax purposes was $19,845,068.

      Capital losses and currency losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Accordingly, the Fund incurred and elected to defer capital losses of $684,562 and currency losses of $89,332 to the taxable year ending March 31, 1998.

                         NOMURA PACIFIC BASIN FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:


                                                           For the Year Ended March 31,
                               -------------------------------------------------------------------------------------
                               1997       l996    1995    1994     1993     1992     1991    1990     1989     1988
                               ----       ----    ----    ----     ----     ----     ----    ----     ----     ----
Net asset value, beginning
   of year.................   $16.52    $15.07   $18.07   $14.33   $12.49   $15.19  $15.36   $19.15   $20.59   $24.20
                             -------   -------  -------  -------  -------  ------- -------  -------  -------  -------
Income from investment
   operations:
   Net investment
      income (loss)........    (0.14)+   (0.04)+  (0.01)+  (0.01)+    --+      --+    0.04     0.08     0.03     0.06
   +Net realized and
     unrealized gain
     (loss) on investments
     and foreign
     currencies ...........    (0.87)+    2.07+   (0.74)+   4.03+    1.87+   (1.84)+  2.53     0.20    (0.21)    6.87+
                             -------   -------  -------  -------  -------  ------- -------  -------  -------  -------
   Total from investment
     operations ............   (1.01)+    2.03+   (0.75)+   4.02+    1.87+   (1.84)+  2.57     0.28    (0.18)    6.93+
Distributions to
   shareholders from:
   Net investment income ...   (0.28)       --       --    (0.05)   (0.02)   (0.01)  (0.04)   (0.10)   (0.05)   (0.08)
   Net realized capital
     gains..................   (1.47)    (0.58)   (2.25)   (0.21)   (0.01)   (0.85)  (2.70)   (3.97)   (1.21)  (10.46)
   In excess of net
     investment income .....      --        --       --    (0.02)      --       --      --       --       --       --
                             -------   -------  -------  -------  -------  ------- -------  -------  -------  -------
Total distributions ........   (1.75)    (0.58)   (2.25)   (0.28)   (0.03)   (0.86)  (2.74)   (4.07)   (1.26)  (10.54)
                             -------   -------  -------  -------  -------  ------- -------  -------  -------  -------
Net asset value, end
   of year..................  $13.76    $16.52   $15.07   $18.07   $14.33   $12.49  $15.19   $15.36   $19.15   $20.59
                              ======    ======   ======   ======   ======   ======  ======   ======   ======   ======
Total investment return ....    (6.9%)    13.7%    (4.2%)   28.2%    15.0%   (12.9%)  17.4%    (1.7%)   (0.9%)   35.3%
Ratio to average net assets/
   supplemental data:
   Net assets, end of year
     (in 000)..............  $22,128   $34,022  $42,684  $55,060  $46,095  $43,203 $54,274  $53,933  $73,169  $94,786
   Operating expenses ......    2.21%     1.78%    1.38%    1.39%    1.51%    1.46%   1.42%    1.32%    1.25%    1.22%
   Net investment income....   (0.87%)   (0.28%)  (0.07%)  (0.10%)   0.01%    0.00%   0.28%    0.40%    0.07%    0.28%
   Portfolio turnover ......      62%       45%      49%      76%      55%      41%     76%      46%      37%      61%
Average commissions
   per share paid on equity
   transactions*............ $0.0146        --       --       --       --       --      --       --       --       --


-------------
+    Based on average shares outstanding.

* For fiscal years begining on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commission is charged.

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Objective and Policies .........................................    2
      Investment Restrictions .............................................    3
Management of the Fund ....................................................    5
      Directors and Officers ..............................................    5
      Management and Investment Advisory
        Arrangements ......................................................    6
Purchase of Shares ........................................................    8
      Distribution Agreement ..............................................    8
      Distribution Plan ...................................................    8
Redemption of Shares ......................................................    8
Portfolio Transactions and Brokerage ......................................    9
Determination of Net Asset Value ..........................................   10
Shareholder Services ......................................................   11
      Investment Accounts .................................................   11
      Reinvestment of Dividends and
        Capital Gains Distributions .......................................   11
      Retirement Plans ....................................................   11
Dividends, Distributions and Taxes ........................................   12
      Special Rules for Certain
        Foreign Currency Transactions .....................................   14
General Information .......................................................   15
      Description of Shares ...............................................   15
      Independent Accountants .............................................   15
      Custodian and Transfer Agent ........................................   15
      Legal Counsel .......................................................   15

      Performance Data ....................................................   16

      Reports to Shareholders .............................................   16
Report of Independent Accountants .........................................   17
Financial Statements ......................................................   18

================================================================================


================================================================================


                              Nomura Pacific Basin
                                   Fund, Inc.



                                     [LOGO]



                             Statement of Additional
                                   Information





                                  July 29, 1997

================================================================================

                            PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

      (a)Financial Statements
         Contained in Part A:


            Selected per share  data and ratios  for the years  ended  March 31,
               1988,  March 31, 1989,  March 31, 1990, March 31, 1991, March 31,
               1992,  March 31, 1993,  March 31, 1994, March 31, 1995, March 31,
               1996 and March 31, 1997.

         Contained in Part B:

            Schedule of Investments, March 31, 1997. Statement of Assets and Liabilities, March 31, 1997. Statement of Operations for the year ended March 31, 1997.

            Statement of Changes in Net Assets for the years ended March 31, 1996 and March 31, 1997.

            Financial  Highlights for the years ended March 31, 1988,  March 31,
               1989,  March 31, 1990,  March 31, 1991, March 31, 1992, March 31,
               1993,  March 31, 1994,  March 31, 1995,  March 31, 1996 and March
               31, 1997.


      (b)Exhibits:

      Exhibit
      Number                     Description
     ---------                   -----------
        1      --Articles of Incorporation of Registrant. (b)
        2      --By-Laws of Registrant. (b)
        3      --None.
        4      --Copies of all instruments defining the rights of holders of the securities being registered, including relevant portions of the Registrant's Articles of Incorporation, By-Laws and Specimen Share Certificate. (d)
        5(a)   --Management  Agreement  between  Registrant  and Nomura  Capital
                 Management, Inc. (c)
         (b) --Investment Advisory Agreements between Nomura Capital Management, Inc. and Nomura Investment Management Co., Ltd. and Nomura Capital Management, Inc. and Nomura Capital Management (Singapore) Ltd. (c)
        6      --Distribution Agreement between Registrant and Nomura Securities
                 International, Inc. (b)


        7      --None.


        8      --Custody Agreement between  Registrant and State Street Bank and
                 Trust Company. (a)
        9(a)   --Transfer Agency Agreement  between  Registrant and State Street
                 Bank and Trust Company. (a)
         (b) --Administrative Agreement between Nomura Capital Management, Inc. and Nomura Securities International, Inc. (c)


        10     --None.


        11     --Consent of Price  Waterhouse LLP,  independent  accountants for the Registrant.
        12     --None.
        13     --Certificate of Nomura Securities International, Inc. (a)
        14     --Prototype Individual Retirement Account Plans. (a)
        15     --Distribution Plan. (a)


        16     --Schedule for computation of performance quotations. (e)


        17     --Financial Data Schedule.

---------------
(a) Filed on June 5, 1985 as an Exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement under the Securities Act of 1933.
(b) Filed on March 22, 1985 as an Exhibit to Registrant's Registration Statement under the Securities Act of 1933.
(c) Filed on May 29, 1992, as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement under the
     Securities Act of 1933.
(d) Filed on July 29, 1993, as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement under the Securities Act of 1933.


(e) Filed on July 29, 1996, as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933.

Item 25. Persons Controlled by or under Common Control with Registrant.

      None.

Item 26. Number of Holders of Securities.


                                                               Number of Record
                                                                  Holders at
                        Title of Class                           June 30, 1997
                        --------------                         ----------------
      Shares of Common Stock, par value $0.10 per share.......       862



Item 27. Indemnification.

      Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the form of Distribution Agreement.

       Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, subject to the provisions of the Investment Company Act of 1940. The Registrant has been advised that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel of non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

       The Registrant may purchase insurance on behalf of an officer or director protecting such person, to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

       Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

       In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisers.

      Pursuant to the management and advisory arrangements described in the Prospectus constituting Part A of the Registration Statement and in the
Statement of Additional Information constituting Part B of the Registration Statement, the Registrant's Manager, Nomura Capital Management, Inc. ("NCM"), is responsible for providing the Registrant with advisory services. The Manager has entered into Investment Advisory Agreements with Nomura Investment Management Co., Ltd. ("NIMCO") and Nomura Capital Management (Singapore) Ltd. ("NCM-Singapore").

       (a) NCM provides investment advisory services both to United States and foreign clients. NCM also acts as an investment adviser to Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc. and Korea Equity Fund, Inc., registered closed-end investment companies. The principal address of NCM is 180 Maiden Lane, New York, New York 10038.

       Set forth below is a list of each executive officer and director of NCM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since March 31, 1995 for his own account or in the capacity of director, officer, partner or trustee.


                                                                             Other Substantial Business,
             Name                         Position with NCM               Profession, Vocation or Employment
             -----                       ------------------               --------------------------------


Haruo Sawada..................  President and Director                 General Manager of NIMCO from 1994 to 1996, Vice President and later Senior Vice President of NCM from 1986 to 1994.


John F. Wallace...............  Senior Vice President, Treasurer,      Senior Vice President of Nomura
                                    Secretary and Director                Securities International, Inc. ("NSI") since 1978,
                                                                          Secretary from 1977 to 1991 and Director from 1983 to
                                                                          1991.

Brian X. Fitzgibbon...........   Senior Vice President and Director    None.
Mitsutoyo Kohno...............   Senior Vice President and Director    General Manager of NIMCO since l996, Deputy General Manager from 1991 to 1996.
Marti G. Subrahmanyam.........  Director                               Professor, Stern School of Business, New York University
                                                                          since 1974.


Takeo Nakamura................  Director                               Managing Director of NIMCO since 1992, Director of NCM since
                                                                          1984, Director of NCM-U.K. and NCM-Singapore since 1997.
Takahide Mizuno...............  Director                               Director and Chief Investment Officer of NIMCO since 1997,
                                                                          Senior Portfolio from 1984 to 1997. Director of NCM-U.K.
                                                                          since 1994 and NCM-Singapore  since 1997.
Naotake Hirasawa..............  Director                               Director of NIMCO, NCM-U.K., and NCM-Singapore since 1997,
                                                                          Statutory Auditor of NIMCO from 1995 to 1997.
Milton J. Ezrati..............  Senior Vice President                  None.

John J. Boretti...............  Senior Vice President                  None.


     (b)NIMCO provides investment advisory services to Japanese and international clients. NIMCO is a subadviser to Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc. and Korea Equity Fund, Inc., registered closed-end investment companies. The principal address of NIMCO is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan.

      Set forth below is a list of the principal officers and directors of NIMCO indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since March 31, 1995 for his own account or in the capacity of director, officer, partner or trustee.



                                                                             Other Substantial Business,
             Name                        Position with NIMCO             Profession, Vocation or Employment
             -----                       ------------------               --------------------------------
Tadashi Takubo................  President                              Executive Vice President of The Nomura Securities Co., Ltd.
                                                                          ("Nomura") from 1993 to 1996.

Naoki Sauto...................  Executive Managing Director            None.

Isao Teranishi................  Executive Managing Director            Managing Director of Nomura from 1995 to 1997.

Takeo Nakamura................  Managing Director                      Director of NCM since 1984, President from 1984 to 1994;
                                                                          Director of NCM-U.K. and NCM-Singapore since 1997.

Shinzo Katada.................  Managing Director                      None.

Tadashi Akimoto...............  Director                               None.

Mitsunori Minamio.............  Director                               General Manager of Nomura from l995  to 1996.

Takahide Mizuno...............  Director                               Director and Chief Investment Officer of NIMCO since 1997,
                                                                          Senior Portfolio Manager of NIMCO from 1984 to 1997.
                                                                          Director of NCM and NCM-U.K. since 1997; Director of
                                                                          NCM-Singapore since 1996.

Naotake Hirasawa..............  Director                               Director of NCM, NCM-U.K., and NCM-Singapore since 1977,
                                                                          Statutory Auditor of NIMCO from 1995 to 1997.


      (c)NCM-Singapore provides investment advisory services relating to Pacific Basin securities to institutional client, including pension and profit sharing plans. The principal address of NCM-Singapore is 6 Battery Road, Singapore 049909.

      Set forth below is a list of the principal officers and directors of NCM-Singapore indicating each business, profession, vocation or employment of a substantial nature in which each person has been engaged since March 31, 1995 for his own account or in the capacity of director, officer, partner or trustee.


                                    Position with                           Other Substantial Business,
             Name                   NCM-Singapore                       Profession, Vocation or Employment
             -----                  -------------                       -----------------------------------

Takashi Kusano                  Managing Director                      Director of NIMCO from 1993 to 1996, Managing Director of
                                                                          NCM-U.K. from 1993 to 1996.

Reginald J. Frank               Director                               None.

Takahide Mizuno                 Director                               Director and Chief Investment Officer of NIMCO since 1997,
                                                                          Senior Portfolio from 1984 to 1997, Director of NCM-U.K.
                                                                          since 1994 and NCM-Singapore since 1997.

Takeo Nakamura                  Director                               Managing Director of NIMCO since 1992, Director of NCM since
                                                                          1984, Director of NCM-U.K. since 1997.

Naotake Hirasawa                Director                               Director of NCM, and NCM-U.K. since 1997, Statutory
                                                                         Auditor of NIMCO from 1995  to 1997.


Item 29. Principal Underwriters.

     (a) Nomura Securities International, Inc. ("NSI") acts as the principal underwriter for the Registrant.

     (b) Set forth below is information concerning each director and senior executive officer of NSI. The principal business address of each such person is 2 World Financial Center, New York, New York 10281. Except as indicated, no officer of NSI is an officer or director of the Registrant.


                                                 Positions and Offices           Positions and Offices
             Name                                      with NSI                     with Registrant
             -----                                     --------                      -------------

Joseph R. Schmuckler................   Co-President and Director                         None
Atsushi Yoshikawa...................   Co-President and Director                         None
John E. Toffolon, Jr................   Chief Financial Officer and Director              None

      (c) Not Applicable.

Item 30. Location of Accounts and Records.

      All  accounts,  books and other  documents  required to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of the Registrant (180 Maiden Lane, New York, New York 10038) and State Street Bank and Trust Company (P.O. Box 1713, Boston, Massachusetts 02105).

Item 31. Management Services.

      Other than as set forth under the caption "Management of the Fund--Management and Investment Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Investment Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 32. Undertakings.

      The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's annual report to shareholders, upon request and without charge.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of July 1997.


                                           NOMURA PACIFIC BASIN FUND, INC.
                                              (REGISTRANT)


                                                 By         /s/ HARUO SAWADA
                                                    ----------------------------
                                                      (Haruo Sawada, President)


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                       Title                     Date
             ---------                       ----                      ----

         / s/ HARUO SAWADA          President and Director         July 29, 1997
----------------------------------    (Principal Executive
          (Haruo Sawada)              Officer)

        /s/ JOHN F. WALLACE         Treasurer and Director         July 29, 1997
---------------------------------    (Principal Financial
         (John F. Wallace)           and Accounting Officer)

      WILLIAM G. BARKER, JR.*       Director
----------------------------------
     (William G. Barker, Jr.)

       GEORGE H. CHITTENDEN*        Director
----------------------------------
      (George H. Chittenden)

          CHOR WENG TAN*            Director
----------------------------------
          (Chor Weng Tan)

         ARTHUR R. TAYLOR*          Director
----------------------------------
        (Arthur R. Taylor)


---------------
* This Amendment has been signed by each of the persons so indicated by the undersigned as attorney-in-fact.


       /s/ JOHN F. WALLACE                                         July 29, 1997
----------------------------------
(John F. Wallace, Attorney-in-Fact)

                                  EXHIBIT INDEX

      Exhibit
      Number                                                            Page No.
      -------                                                           -------

        11    --Consent of Price Warehouse LLP, independent
                   accountants for the Registrant.............

        17    --Financial Data Schedule.......................